UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-00042

Deutsche Portfolio Trust

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	1/31

Date of reporting period:	1/31/2018

ITEM 1.	REPORT TO STOCKHOLDERS

January 31, 2018

Annual Report

to Shareholders

Deutsche Total Return Bond Fund

(formerly Deutsche Core Plus Income Fund)

Contents

3	Letter to Shareholders
4	Portfolio Management Review
10	Performance Summary
13	Portfolio Summary
14	Investment Portfolio
30	Statement of Assets and Liabilities
32	Statement of Operations
33	Statements of Changes in Net Assets
34	Financial Highlights
39	Notes to Financial Statements

57	Report of Independent Registered Public Accounting Firm
59	Information About Your Fund’s Expenses
60	Tax Information
61	Advisory Agreement Board Considerations and Fee Evaluation
66	Board Members and Officers
71	Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest.

Investments in lower-quality (“junk bonds”) and non-rated securities present greater risk of loss than investments in higher-quality securities. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Emerging markets tend to be more volatile and less liquid than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. The Fund may lend securities to approved institutions. Please read the prospectus for details.

The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or Deutsche Investment Management Americas Inc. and RREEF America L.L.C. which offer advisory services.

NOT FDIC/NCUA INSURED     NO BANK GUARANTEE    MAY LOSE VALUE NOT A DEPOSIT    NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	Deutsche Total Return Bond Fund

Letter to Shareholders

Dear Shareholder:

You may have noticed a new logo appearing on the cover of this report. As of March 23, 2018, Deutsche Asset Management has adopted its existing European brand, DWS, globally. As we have consolidated several businesses over the last several years, each of which has grown up relatively independently, the time has now come to be united under a single brand that reflects our global identity and the full breadth of capabilities we offer to our clients.

The DWS brand — Deutsche Gesellschaft für Wertpapiersparen — draws on our roots in the German market, going back over 60 years. It was established in Hamburg in 1956 with a singular objective: to assist private investors in building wealth and managing risk. We have been fulfilling that promise for generations. Today, the DWS name is synonymous with the values that we have continuously lived up to, and those that will remain central to our future success: Excellence, Entrepreneurship, Sustainability and Integrity. It is therefore a name that we are proud to adopt and build upon as our brand here in the Americas.

In connection with this change, our web site has recently been redesigned with a new address: dws.com. However, for your convenience, the deutschefunds.com address will remain live and automatically redirect you to our new site. Please visit us online to find the most current insights from our CIO, economists and investment specialists.

As always, thank you for your ongoing trust in us. We look forward to bringing you the very best in investment insight, strategies and solutions as we march forward gathering our unique qualities and capabilities under one roof, DWS.

Best regards,

Hepsen Uzcan President, Deutsche Funds

Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.

Deutsche Total Return Bond Fund	3

Portfolio Management Review	(Unaudited)

Overview of Market and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 10 through 12 for more complete performance information.

For the annual period ended January 31, 2018, Deutsche Total Return Bond Fund returned 4.40%. The Bloomberg Barclays U.S. Aggregate Bond Index returned 2.15%. The average return for the Fund’s Morningstar peer group, the Intermediate-Term Bond Funds category, was 3.71%.

Investment Strategy

The Fund seeks to maximize total return consistent with preservation of capital and prudent investment management by investing for both current income and capital appreciation. The Fund invests mainly in U.S. dollar-denominated fixed-income securities, including corporate bonds, U.S. government and agency bonds, and mortgage- and asset-backed securities. The Fund may also invest significantly in foreign investment-grade fixed-income securities and non-investment-grade (high-yield or junk bonds) securities of U.S. and foreign issuers, including issuers in countries with new or emerging securities markets. To maintain liquidity, the Fund may also invest in cash or money market instruments.

Credit-oriented areas of the market were supported by a number of factors over the 12-months ended January 31, 2018. With conditions rebounding in both Europe and Japan, the period was characterized by synchronized growth across the major global economies. Domestically, there was optimism over the prospects for higher U.S. growth given Republican control of the White House and both houses of Congress. The failure to agree upon legislation to reform health care proved to be only a temporary setback to sentiment. While first quarter gross domestic product (GDP) growth came in at a modest 1.2%, the second and third quarters of 2017 saw the U.S. economy post growth of 3.1% and 3%, respectively. Corporate profits continued to strengthen and the economy

4	Deutsche Total Return Bond Fund

continued to add jobs at a healthy pace. Unemployment was measured at 4.1% each month between October 2017 and January 2018, arguably reflecting an environment of full employment. Fourth quarter U.S. growth eased slightly to 2.6%.

“The Fund’s performance relative to the benchmark continued to be driven by overweight positioning with respect to credit-sensitive segments of the fixed-income market.”

In October of 2017, the U.S. Federal Reserve (the Fed) began the gradual tapering of its mortgage-backed security and Treasury holdings. The plan to reduce the Fed’s balance sheet had been extensively foreshadowed, and the actual launch of tapering had a muted impact on longer-term bond yields. As 2017 drew to a close, passage of a tax reform bill that included a significant reduction in corporate tax rates led to stepped up expectations for Fed rate increases. In December, the Fed implemented its third quarter-point rate hike of 2017, increasing the upper band of its benchmark short-term lending rate from 1.25% to 1.50%.

In response to the Fed’s policy direction on rates, yields on shorter-maturity U.S. Treasuries rose over the 12 months ended January 31, 2018. For the full period, the two-year yield rose from 1.19% to 2.14%, the five-year from 1.90% to 2.52%, and the 10-year from 2.45% to 2.72%. Longer-term rates experienced less of an impact from the Fed’s policy and finished the period fairly close to where they began, with the 20-year yield increasing from 2.78% to 2.83% and the 30-year declining from 3.05% to 2.95%. Economically sensitive, credit-based segments of the bond market outperformed more interest rate-sensitive, higher-quality issues over the period. Below-investment-grade corporates and emerging-market issues experienced higher returns than those seen in the investment-grade universe.

Positive and Negative Contributors to Performance

The Fund’s performance relative to the benchmark over the 12-month period continued to be driven by overweight positioning with respect to credit-sensitive segments of the fixed-income market. In this vein, an off-benchmark allocation to below-investment-grade, high-yield corporate bonds was the leading positive contributor to performance. The

Deutsche Total Return Bond Fund	5

out-of-benchmark allocation to emerging-markets issues also contributed to relative performance. An overweight to investment-grade corporates vs. other segments within the benchmark helped returns as well. Within corporate credit, allocations to both energy and financials were sources of outperformance. Positioning over the year with respect to securitized sectors added to performance relative to the benchmark, with contributions led by holdings of commercial mortgage-backed securities (CMBS) and asset-backed securities (ABS).

Positioning with respect to interest rates was essentially a neutral factor in performance over the 12-month period ended January 31, 2018. Specifically, while the Fund’s stance with respect to overall portfolio duration added to performance, this positive contribution was offset by adverse yield curve positioning.

Throughout the period, the Fund used derivatives — including forward currency contracts — to hedge currency risk in certain portfolio positions, offsetting the potential impact of the downturn in foreign currencies relative to the U.S. dollar. It also used interest-rate contracts to hedge against potential adverse interest-rate movements on portfolio assets. In addition, the Fund used derivatives, including forward currency and interest-rate contracts, for non-hedging purposes, to seek to enhance potential gains. Derivatives used for non-hedging purposes contributed to the Fund’s returns during the period.

Outlook and Positioning

We continue to be constructive on credit sectors overall. Concerns over the Fed’s resumption of tightening credit conditions remain muted, and demand for yield assets continues against a backdrop of moderating supply. Credit fundamentals are stable and defaults have remained low. The recent rebound in oil prices has eased concerns around energy-related issues. Outside of the U.S. market, we see positive fundamentals in some emerging markets, and also see opportunities to benefit from diverging policies among leading global central banks. At the same time, there are reasons to closely monitor investor risk sentiment and its impact on credit markets.

The Fund’s largest allocation at period end was a position of approximately 35.8% in securitized assets, followed by 32.9% in investment-grade

6	Deutsche Total Return Bond Fund

credit, 19.7% in high-yield corporates, 8.7% in emerging markets and 7.7% in U.S. government-related issues.

We are positioned somewhat conservatively with respect to the Fund’s duration, as we see the potential for interest rates to rise from current levels. At the same time, we anticipate that volatility will create opportunities to tactically shift the portfolio’s interest-rate sensitivity. In terms of curve positioning, we favor the middle of the yield curve, which historically has been less directly impacted by Fed action than the short end and is potentially less vulnerable on a price basis than the long end of the curve should interest rates move broadly higher.

Portfolio Management Team

Effective August 1, 2017 the portfolio management team is as follows:

Gregory M. Staples, CFA, Managing Director.

Portfolio Manager of the Fund. Began managing the Fund in 2016.

–	Joined DWS in 2005 with 23 years of industry experience. Prior to joining, he served as a Senior Managing Director at MONY.
–	Co-Head of Fixed Income for North America: New York.
–	BA in Economics, Columbia College; MBA, New York University, Stern School of Business.

Thomas M. Farina, CFA, Managing Director.

Portfolio Manager of the Fund. Began managing the Fund in 2016.

–	Joined DWS in 2006 with 12 years of industry experience. Prior to joining, he held roles at Merrill Lynch Investment Management, Greenwich NatWest and at DnB Asset Management. He began his career as a Ratings Analyst at Standard & Poor’s.
–	Senior Portfolio Manager and Head of the Corporate Sector Fixed Income Team: New York.
–	BA and MA in Economics, State University of New York at Albany.

Kelly L. Beam, CFA, Director.

Portfolio Manager of the Fund. Began managing the Fund in 2017.

–	Joined DWS in 1999. Prior to her current role, she served as a senior corporate bond trader. She also served in Investment Support for Stable Value, Specialty Fixed Income and Global Insurance.
–	Fixed Income Portfolio Manager: New York.
–	BS in Finance, Lehigh University; MBA, Fordham University.

Deutsche Total Return Bond Fund	7

Prior to August 1, 2017 the portfolio management team was as follows:

Gary Russell, CFA, Managing Director

Portfolio Manager of the Fund. Began managing the Fund in 2012.

–	Joined DWS in 1996. Served as the Head of the High Yield group in Europe and as an Emerging Markets Portfolio Manager.
–	Prior to that, he spent four years at Citicorp as a research analyst and structurer of collateralized mortgage obligations. Prior to Citicorp, he served as an officer in the US Army from 1988 to 1991.
–	Head of US High Yield Bonds: New York.
–	BS, United States Military Academy (West Point); MBA, New York University, Stern School of Business.

Thomas M. Farina, CFA, Managing Director

Portfolio Manager of the Fund. Began managing the Fund in 2016.

–	Joined DWS in 2006 with 12 years of industry experience. Prior to joining, he held roles at Merrill Lynch Investment Management, Greenwich NatWest and at DnB Asset Management. He began his career as a Ratings Analyst at Standard & Poor’s.
–	Senior Portfolio Manager and Head of the Corporate Sector Fixed Income Team: New York.
–	BA and MA in Economics, State University of New York at Albany.

Gregory M. Staples, CFA, Managing Director

Portfolio Manager of the Fund. Began managing the Fund in 2016.

–	Joined DWS in 2005 with 23 years of industry experience. Prior to joining, he served as a Senior Managing Director at MONY.
–	Co-Head of Fixed Income for North America: New York.
–	BA in Economics, Columbia College; MBA, New York University, Stern School of Business.

John D. Ryan, Managing Director

Portfolio Manager of the Fund until March 1, 2017. Began managing the Fund in 2012.

–	Joined DWS in 2010 from Northern Trust where he served as a senior portfolio manager. Previously, he served as portfolio manager and head of credit trading for Deutsche Asset Management from 1998-2003.
–	Investment industry experience began in 1993.
–	BA in Economics, University of Chicago; MBA, University of Chicago.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

8	Deutsche Total Return Bond Fund

Terms to Know

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with an average maturity of one year or more.

Index returns do not reflect fees or expenses and it is not possible to invest directly into an index.

The Morningstar Intermediate-Term Bond Funds category represents funds that focus on corporate, government, foreign or other issues with an average duration of greater than or equal to 3.5 years but less than or equal to six years, or an average effective maturity of more than four years but less than 10 years. Source: Morningstar, Inc.

Commercial mortgage-backed securities (CMBS) are secured by loans on commercial properties.

Asset-backed securities (ABS) are bonds backed by receivables from consumer debt such as credit cards, home equity loans and auto loans.

Duration, which is expressed in years, measures the sensitivity of the price of a bond or bond fund to a change in interest rates.

The yield curve is a graphical representation of how yields on bonds of different maturities compare. Normally, yield curves slant up, as bonds with longer maturities typically offer higher yields than short-term bonds.

Credit quality measures a bond issuer’s ability to repay interest and principal in a timely manner. Rating agencies assign letter designations, such as AAA, AA and so forth. The lower the rating, the higher the probability of default. Credit quality does not remove market risk and is subject to change.

A forward contract is a customized contract between two parties to buy or sell an asset at a specified price on a future date.

Deutsche Total Return Bond Fund	9

Performance Summary	January 31, 2018 (Unaudited)

Class A	1-Year	5-Year	10-Year
Average Annual Total Returns as of 1/31/18
Unadjusted for Sales Charge	4.40%	1.97%	1.81%
Adjusted for the Maximum Sales Charge (max 4.50% load)	–.30%	1.04%	1.35%
Bloomberg Barclays U.S. Aggregate Bond Index†	2.15%	2.01%	3.71%

Class C	1-Year	5-Year	10-Year
Average Annual Total Returns as of 1/31/18
Unadjusted for Sales Charge	3.52%	1.21%	1.05%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	3.52%	1.21%	1.05%
Bloomberg Barclays U.S. Aggregate Bond Index†	2.15%	2.01%	3.71%

Class R	1-Year	5-Year	10-Year
Average Annual Total Returns as of 1/31/18
No Sales Charge	3.95%	1.44%	1.31%
Bloomberg Barclays U.S. Aggregate Bond Index†	2.15%	2.01%	3.71%

Class S	1-Year	5-Year	10-Year
Average Annual Total Returns as of 1/31/18
No Sales Charge	4.66%	2.23%	2.05%
Bloomberg Barclays U.S. Aggregate Bond Index†	2.15%	2.01%	3.71%

Institutional Class	1-Year	5-Year	10-Year
Average Annual Total Returns as of 1/31/18
No Sales Charge	4.77%	2.22%	2.09%
Bloomberg Barclays U.S. Aggregate Bond Index†	2.15%	2.01%	3.71%

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the Fund’s most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated March 31, 2017 (October 30, 2017 for Class R) are 1.13%, 1.93%, 1.36%, 0.88% and 0.77% for Class A, Class C, Class R, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

10	Deutsche Total Return Bond Fund

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares.

Returns shown for Class R shares for the periods prior to its inception on October 27, 2017 are derived from the historical performance of Institutional shares of Deutsche Total Return Bond Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

The Fund’s growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.50%. This results in a net initial investment of $9,550.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

*	Class R shares commenced operations on October 27, 2017.

†	The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with average maturities of one year or more.

Deutsche Total Return Bond Fund	11

	Class A	Class C	Class R	Class S	Institutional Class
Net Asset Value
1/31/18	$10.76	$10.76	$10.76	$10.76	$10.71
10/27/17 (commencement of operations of Class R)	$—	$—	$10.83	$—	$—
1/31/17	$10.63	$10.63	$—	$10.63	$10.58
Distribution Information as of 1/31/18
Income Dividends, Twelve Months	$.32	$.24	$.08**	$.35	$.35
January Income Dividend	$.0286	$.0218	$.0263	$.0309	$.0308
SEC 30-day Yield††	2.93%	2.31%	2.81%	3.31%	3.31%
Current Annualized Distribution Rate††	3.19%	2.43%	2.94%	3.45%	3.45%

**	For the period from October 27, 2017, (commencement of operations) to January 31, 2018.

††	The SEC yield is net investment income per share earned over the month ended January 31, 2018, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have been 2.51%, 1.77%, 2.55%, 3.02% and 2.83% for Class A, C, R, S and Institutional Class shares, respectively, had certain expenses not been reduced. The current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on January 31, 2018. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rate would have been 2.77%, 1.89%, 2.67%, 3.16% and 2.97% for Class A, C, R, S and Institutional Class shares, respectively, had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed and will fluctuate.

12	Deutsche Total Return Bond Fund

Portfolio Summary	(Unaudited)

Asset Allocation (As a % of Net Assets)	1/31/18	1/31/17
Corporate Bonds	59%	55%
Mortgage-Backed Securities Pass-Throughs	18%	7%
Government & Agency Obligations	8%	21%
Collateralized Mortgage Obligations	7%	9%
Asset-Backed	6%	5%
Commercial Mortgage-Backed Securities	5%	2%
Municipal Bonds and Notes	1%	—
Cash Equivalents, Securities Lending Collateral and Other Assets and Liabilities, Net	–4%	1%
	100%	100%

Quality (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	1/31/18	1/31/17
AAA	34%	38%
AA	4%	5%
A	15%	12%
BBB	28%	25%
BB	13%	17%
B	5%	2%
Not Rated	1%	1%
	100%	100%

The quality ratings represent the higher of Moody’s Investors Service, Inc. (“Moody’s”), Fitch Ratings, Inc. (“Fitch”) or Standard & Poor’s Corporation (“S&P”) credit ratings. The ratings of Moody’s, Fitch and S&P represent their opinions as to the quality of the securities they rate. Credit quality measures a bond issuer’s ability to repay interest and principal in a timely manner. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change.

Interest Rate Sensitivity	1/31/18	1/31/17
Effective Maturity	10.5 years	9.4 years
Effective Duration	5.9 years	6.3 years

Effective maturity is the weighted average of the maturity date of bonds held by the Fund taking into consideration any available maturity shortening features.

Effective duration is an approximate measure of the Fund’s sensitivity to interest rate changes taking into consideration any maturity shortening features.

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund’s investment portfolio, see page 14. A quarterly Fact Sheet is available on dws.com or upon request. Please see the Account Management Resources section on page 71 for contact information.

Deutsche Total Return Bond Fund	13

Investment Portfolio	as of January 31, 2018

	Principal Amount ($) (a)	Value ($)
Corporate Bonds 58.7%
Consumer Discretionary 7.8%
AMC Networks, Inc., 5.0%, 4/1/2024	800,000	812,000
CalAtlantic Group, Inc., 5.0%, 6/15/2027	600,000	618,000
CCO Holdings LLC, 144A, 5.125%, 5/1/2027	1,250,000	1,221,875
Charter Communications Operating LLC:
3.579%, 7/23/2020	270,000	273,440
3.75%, 2/15/2028	560,000	528,679
5.375%, 5/1/2047	140,000	144,589
CSC Holdings LLC, 144A, 5.375%, 2/1/2028	1,050,000	1,047,375
CVS Health Corp., 5.125%, 7/20/2045	320,000	357,706
Discovery Communications LLC:
5.0%, 9/20/2037	1,000,000	1,021,403
5.2%, 9/20/2047	620,000	634,791
General Motors Co.:
5.4%, 4/1/2048	700,000	751,461
6.6%, 4/1/2036	340,000	412,113
General Motors Financial Co., Inc., 3.5%, 11/7/2024	2,040,000	1,998,947
Hilton Domestic Operating Co., Inc., 4.25%, 9/1/2024	900,000	895,842
Hilton Worldwide Finance LLC, 4.875%, 4/1/2027	1,545,000	1,579,763
KFC Holding Co., 144A, 4.75%, 6/1/2027	775,000	769,188
Macy’s Retail Holdings, Inc., 3.45%, 1/15/2021	600,000	600,140
NCL Corp., Ltd., 144A, 4.75%, 12/15/2021	775,000	801,156
Nordstrom, Inc.:
4.0%, 3/15/2027 (b)	425,000	418,109
5.0%, 1/15/2044	670,000	647,413
PetSmart, Inc., 144A, 5.875%, 6/1/2025	580,000	446,600
PulteGroup, Inc., 5.0%, 1/15/2027	725,000	753,058
Sabre GLBL, Inc., 144A, 5.375%, 4/15/2023	900,000	913,770
Tata Motors Ltd., REG S, 5.75%, 10/30/2024	900,000	968,812
Tesla, Inc., 144A, 5.3%, 8/15/2025 (b)	3,250,000	3,094,000
Toll Brothers Finance Corp., 4.875%, 11/15/2025	900,000	937,125
Viacom, Inc.:
5.875%, 2/28/2057 (b)	215,000	217,688
6.25%, 2/28/2057 (b)	230,000	237,188
Viking Cruises Ltd., 144A, 5.875%, 9/15/2027	3,175,000	3,178,969
VOC Escrow Ltd., 144A, 5.0%, 2/15/2028 (c)	1,075,000	1,069,625
Walgreens Boots Alliance, Inc., 4.8%, 11/18/2044	280,000	296,276

		27,647,101

The accompanying notes are an integral part of the financial statements.

14	Deutsche Total Return Bond Fund

	Principal Amount ($) (a)	Value ($)
Consumer Staples 2.5%
Anheuser-Busch InBev Finance, Inc., 4.9%, 2/1/2046	970,000	1,096,109
Aramark Services, Inc., 144A, 5.0%, 2/1/2028	685,000	698,700
Kraft Heinz Foods Co., 4.375%, 6/1/2046	885,000	865,209
Molson Coors Brewing Co.:
3.0%, 7/15/2026	260,000	247,705
4.2%, 7/15/2046	625,000	622,856
Natura Cosmeticos SA, 144A, 5.375%, 2/1/2023 (c)	2,540,000	2,552,446
PepsiCo, Inc., 4.45%, 4/14/2046	165,000	183,966
Philip Morris International, Inc., 2.0%, 2/21/2020	300,000	296,959
Pilgrim’s Pride Corp., 144A, 5.875%, 9/30/2027	600,000	601,500
Post Holdings, Inc., 144A, 5.625%, GTY: Subsidiar, 1/15/2028	1,470,000	1,463,569
Smithfield Foods, Inc., 144A, 2.65%, 10/3/2021	290,000	281,086

		8,910,105
Energy 10.9%
Andeavor Logistics LP:
3.5%, 12/1/2022	735,000	734,735
4.25%, 12/1/2027	720,000	724,152
5.2%, 12/1/2047	405,000	427,671
Baker Hughes a GE Co., LLC:
2.773%, 12/15/2022	585,000	575,951
3.337%, 12/15/2027	725,000	706,900
4.08%, 12/15/2047	725,000	716,597
Buckeye Partners LP, 4.125%, 12/1/2027	1,575,000	1,544,151
Canadian Natural Resources Ltd.:
3.85%, 6/1/2027	520,000	523,464
4.95%, 6/1/2047	415,000	456,262
Cenovus Energy, Inc., 5.4%, 6/15/2047	855,000	909,264
Continental Resources, Inc.:
144A, 4.375%, 1/15/2028	410,000	408,524
4.9%, 6/1/2044	2,000,000	1,995,000
5.0%, 9/15/2022	450,000	455,625
Diamondback Energy, Inc., 144A, 5.375%, 5/31/2025	1,285,000	1,334,794
Enbridge, Inc.:
2.9%, 7/15/2022	570,000	560,822
5.5%, 12/1/2046	140,000	167,197
Energy Transfer Equity LP, 4.25%, 3/15/2023	1,320,000	1,326,600
Energy Transfer LP, 5.95%, 10/1/2043	425,000	455,939
Energy Transfer Partners LP:
4.5%, 11/1/2023	830,000	851,152
Series A, 6.25%, 2/15/2023	1,310,000	1,310,000
Series B, 6.625%, 2/15/2028	1,310,000	1,309,902

The accompanying notes are an integral part of the financial statements.

Deutsche Total Return Bond Fund	15

	Principal Amount ($) (a)	Value ($)
EnLink Midstream Partners LP, 5.45%, 6/1/2047	620,000	662,486
EQT Corp., 3.9%, 10/1/2027	1,350,000	1,322,083
Hess Corp.:
5.6%, 2/15/2041	285,000	312,521
5.8%, 4/1/2047	250,000	283,457
Kinder Morgan Energy Partners LP, 4.7%, 11/1/2042	790,000	779,012
Kinder Morgan, Inc., 3.15%, 1/15/2023	1,020,000	1,008,232
Magellan Midstream Partners LP, 4.2%, 10/3/2047	275,000	277,433
Newfield Exploration Co., 5.75%, 1/30/2022	450,000	479,250
Noble Energy, Inc., 3.85%, 1/15/2028	885,000	882,950
Noble Holding International Ltd., 5.75%, 3/16/2018	190,000	190,475
Petrobras Global Finance BV:
5.75%, 2/1/2029 (c)	3,000,000	2,968,050
6.125%, 1/17/2022	882,000	940,212
8.375%, 5/23/2021	1,025,000	1,168,116
Petroleos Mexicanos:
144A, 5.375%, 3/13/2022	914,000	967,926
6.75%, 9/21/2047	780,000	815,100
Petronas Global Sukuk Ltd., 144A, 2.707%, 3/18/2020	750,000	747,709
Plains All American Pipeline LP:
2.85%, 1/31/2023	675,000	648,695
4.3%, 1/31/2043	435,000	394,351
Rosneft Finance SA, 144A, 7.25%, 2/2/2020	450,000	480,483
Sabine Pass Liquefaction LLC, 5.0%, 3/15/2027	1,315,000	1,396,314
Shelf Drilling Holdings Ltd., 144A, 8.25%, 2/15/2025 (c)	300,000	300,000
Sinopec Group Overseas Development 2016 Ltd., 144A, 2.125%, 5/3/2019	513,000	508,539
Sunoco Logistics Partners Operations LP, 5.3%, 4/1/2044	265,000	267,028
Sunoco LP, 144A, 4.875%, 1/15/2023	875,000	891,205
YPF SA, 144A, 7.0%, 12/15/2047	2,650,000	2,518,560

		38,704,889

Financials 17.1%
AEGON Funding Co., LLC, 5.75%, 12/15/2020	375,000	403,283
AerCap Ireland Capital DAC, 3.3%, 1/23/2023	665,000	658,284
ANZ New Zealand International Ltd.:
144A, 2.125%, 7/28/2021	395,000	383,476
144A, 2.75%, 2/3/2021	385,000	383,507
Ares Capital Corp.:
3.625%, 1/19/2022	900,000	892,679
3.875%, 1/15/2020	1,275,000	1,291,972
Banco de Credito e Inversiones, 144A, 3.5%, 10/12/2027	1,145,000	1,102,979
Banco Santander SA:
3.125%, 2/23/2023	400,000	393,546
3.8%, 2/23/2028	1,200,000	1,192,152

The accompanying notes are an integral part of the financial statements.

16	Deutsche Total Return Bond Fund

	Principal Amount ($) (a)	Value ($)
Bank of America Corp., 3.824%, 1/20/2028	1,855,000	1,890,588
Banque Federative du Credit Mutuel SA, 144A, 2.5%, 4/13/2021	515,000	509,253
Barclays PLC, 4.836%, 5/9/2028	3,160,000	3,239,695
Blackstone Holdings Finance Co., LLC, 144A, 5.0%, 6/15/2044	150,000	167,827
BNP Paribas SA, 144A, 4.625%, 3/13/2027	2,120,000	2,226,877
BNZ International Funding Ltd., 144A, 2.9%, 2/21/2022	1,720,000	1,706,099
BPCE SA, 2.65%, 2/3/2021	515,000	512,025
Citigroup, Inc., 3.2%, 10/21/2026	1,000,000	975,473
Credit Agricole SA, 144A, 2.375%, 7/1/2021	330,000	324,426
Credit Suisse Group AG, 144A, 4.282%, 1/9/2028	570,000	585,724
Credit Suisse Group Funding Guernsey Ltd.:
3.8%, 6/9/2023	980,000	1,000,095
4.55%, 4/17/2026	850,000	895,225
Everest Reinsurance Holdings, Inc., 4.868%, 6/1/2044	635,000	646,524
FS Investment Corp., 4.75%, 5/15/2022	790,000	804,024
Grain Spectrum Funding II LLC, 144A, 3.29%, 10/10/2034	163,140	162,732
HSBC Holdings PLC:
3.033%, 11/22/2023	713,000	706,466
4.375%, 11/23/2026	730,000	751,750
6.0%, 5/22/2027	565,000	591,131
Intesa Sanpaolo SpA:
144A, 3.125%, 7/14/2022	1,880,000	1,853,105
3.875%, 1/15/2019	700,000	709,682
144A, 4.375%, 1/12/2048	500,000	499,910
Jefferies Group LLC, 6.5%, 1/20/2043	125,000	145,706
JPMorgan Chase & Co., 2.95%, 10/1/2026	980,000	941,189
KKR Group Finance Co. III LLC, 144A, 5.125%, 6/1/2044	335,000	361,750
Kookmin Bank, 144A, 2.875%, 3/25/2023	3,750,000	3,664,320
Legg Mason, Inc., 5.625%, 1/15/2044	600,000	664,503
Lloyds Banking Group PLC, 2.907%, 11/7/2023	1,345,000	1,312,184
Loews Corp., 4.125%, 5/15/2043	500,000	510,022
Macquarie Bank Ltd., 144A, 6.125%, 3/28/2027	1,505,000	1,561,437
Macquarie Group Ltd.:
144A, 3.189%, 11/28/2023	1,510,000	1,480,917
144A, 3.763%, 11/28/2028	1,510,000	1,477,349
Manulife Financial Corp., 4.061%, 2/24/2032	1,400,000	1,391,351
Massachusetts Mutual Life Insurance Co., 144A, 4.5%, 4/15/2065	220,000	224,518
Morgan Stanley, 4.375%, 1/22/2047	618,000	662,292
Nationwide Financial Services, Inc., 144A, 5.3%, 11/18/2044	510,000	585,717
Prologis International Funding II SA, 144A, 4.875%, 2/15/2020	750,000	772,210

The accompanying notes are an integral part of the financial statements.

Deutsche Total Return Bond Fund	17

	Principal Amount ($) (a)	Value ($)
Royal Bank of Scotland Group PLC, 3.498%, 5/15/2023	2,300,000	2,292,400
Santander Holdings U.S.A., Inc., 144A, 3.7%, 3/28/2022	1,915,000	1,934,261
Societe Generale SA, 144A, 7.375%, 12/29/2049	2,224,000	2,399,140
Suncorp-Metway Ltd.:
144A, 2.1%, 5/3/2019	505,000	502,152
144A, 2.8%, 5/4/2022	1,040,000	1,025,088
Swiss Re Treasury U.S. Corp., 144A, 4.25%, 12/6/2042	450,000	459,788
Synchrony Bank, 3.0%, 6/15/2022	545,000	538,764
Synchrony Financial, 2.6%, 1/15/2019	300,000	300,651
The Goldman Sachs Group, Inc.:
3.75%, 2/25/2026	2,015,000	2,033,893
3.814%, 4/23/2029	1,470,000	1,475,339
4.017%, 10/31/2038	465,000	468,301
Unifin Financiera SAB de CV SOFOM ENR, 144A, 7.0%, 1/15/2025	885,000	904,913
Voya Financial, Inc., 4.8%, 6/15/2046	630,000	690,505
Wells Fargo & Co., 3.0%, 10/23/2026	960,000	928,600
Westpac Banking Corp., 5.0%, 9/21/2027	940,000	930,408
Woori Bank, 144A, 4.5%, 9/27/2021	750,000	747,059

		60,847,236

Health Care 2.1%
AbbVie, Inc., 4.45%, 5/14/2046	780,000	829,838
Allergan Funding SCS, 4.75%, 3/15/2045	590,000	622,629
Celgene Corp.:
3.45%, 11/15/2027	1,105,000	1,080,484
4.35%, 11/15/2047	440,000	444,110
HCA, Inc., 5.25%, 6/15/2026	900,000	941,625
Rede D’or Finance Sarl, 144A, 4.95%, 1/17/2028	1,560,000	1,540,500
Stryker Corp.:
3.375%, 11/1/2025	240,000	241,640
4.625%, 3/15/2046	120,000	132,546
Teva Pharmaceutical Finance Netherlands III BV:
3.15%, 10/1/2026 (b)	900,000	747,794
4.1%, 10/1/2046 (b)	900,000	685,407
Zoetis, Inc., 4.5%, 11/13/2025	305,000	326,256

		7,592,829

Industrials 2.7%
Acwa Power Management & Investments One Ltd., 144A, 5.95%, 12/15/2039	1,450,000	1,533,665
Bombardier, Inc., 144A, 7.5%, 12/1/2024	1,210,000	1,272,013
CSX Corp., 4.25%, 11/1/2066	620,000	611,726
FedEx Corp., 4.05%, 2/15/2048	930,000	931,009
Mexico City Airport Trust, 144A, 5.5%, 7/31/2047	1,715,000	1,659,262

The accompanying notes are an integral part of the financial statements.

18	Deutsche Total Return Bond Fund

	Principal Amount ($) (a)	Value ($)
Rockwell Collins, Inc., 4.35%, 4/15/2047	860,000	908,932
The Brink’s Co., 144A, 4.625%, 10/15/2027	1,100,000	1,069,750
United Rentals North America, Inc., 5.5%, 5/15/2027	1,610,000	1,690,500

		9,676,857

Information Technology 4.4%
Alibaba Group Holding Ltd., 3.125%, 11/28/2021	1,614,000	1,627,896
Amazon.com, Inc., 144A, 4.25%, 8/22/2057	795,000	839,080
Apple, Inc., 3.45%, 2/9/2045	370,000	352,851
Broadcom Corp.:
144A, 3.0%, 1/15/2022	370,000	363,340
144A, 3.5%, 1/15/2028	570,000	534,247
144A, 3.625%, 1/15/2024	655,000	646,197
CA, Inc., 3.6%, 8/15/2022	440,000	444,931
Dell International LLC:
144A, 3.48%, 6/1/2019	795,000	802,028
144A, 4.42%, 6/15/2021	650,000	674,049
144A, 5.875%, 6/15/2021	1,655,000	1,717,062
DXC Technology Co., 4.75%, 4/15/2027	1,355,000	1,418,211
Expedia, Inc., 3.8%, 2/15/2028	665,000	633,913
Fidelity National Information Services, Inc., 3.625%, 10/15/2020	250,000	255,317
Hewlett Packard Enterprise Co., 3.6%, 10/15/2020	595,000	604,804
Pitney Bowes, Inc., 3.625%, 9/15/2020	310,000	308,450
Seagate HDD Cayman, 144A, 4.25%, 3/1/2022	440,000	446,394
Tencent Holdings Ltd., 144A, 3.8%, 2/11/2025	750,000	762,060
The Priceline Group, Inc.:
2.75%, 3/15/2023	510,000	499,040
3.55%, 3/15/2028	570,000	557,931
VMware, Inc., 3.9%, 8/21/2027	280,000	270,444
Western Digital Corp., 4.75%, 2/15/2026 (c)	1,730,000	1,751,625

		15,509,870

Materials 2.6%
Anglo American Capital PLC, 144A, 4.75%, 4/10/2027	1,580,000	1,645,760
AngloGold Ashanti Holdings PLC, 5.125%, 8/1/2022 (b)	750,000	780,000
Celulosa Arauco y Constitucion SA, 144A, 5.5%, 11/2/2047	430,000	452,059
Cemex SAB de CV, 144A, 7.75%, 4/16/2026 (b)	500,000	566,250
Crown Americas LLC, 144A, 4.75%, 2/1/2026	575,000	577,875
Freeport-McMoRan, Inc.:
2.375%, 3/15/2018	450,000	449,865
6.875%, 2/15/2023	520,000	570,700
Glencore Funding LLC, 144A, 4.625%, 4/29/2024	120,000	125,591
Mexichem SAB de CV, 144A, 5.875%, 9/17/2044	700,000	717,500
St. Marys Cement, Inc., 144A, 5.75%, 1/28/2027	885,000	932,303

The accompanying notes are an integral part of the financial statements.

Deutsche Total Return Bond Fund	19

	Principal Amount ($) (a)	Value ($)
Vale Overseas Ltd., 6.25%, 8/10/2026	1,380,000	1,600,510
Yamana Gold, Inc., 4.95%, 7/15/2024	775,000	807,938

		9,226,351

Real Estate 3.5%
American Tower Corp., (REIT), 3.3%, 2/15/2021	230,000	232,616
CBL & Associates LP:
(REIT), 5.25%, 12/1/2023 (b)	530,000	495,741
(REIT), 5.95%, 12/15/2026 (b)	620,000	571,328
Crown Castle International Corp.:
(REIT), 3.8%, 2/15/2028	837,000	819,976
(REIT), 5.25%, 1/15/2023	640,000	694,816
Equinix, Inc., (REIT), 5.375%, 4/1/2023	900,000	924,750
Government Properties Income Trust:
(REIT), 3.75%, 8/15/2019	465,000	468,616
(REIT), 4.0%, 7/15/2022	865,000	867,811
Hospitality Properties Trust:
(REIT), 3.95%, 1/15/2028	370,000	354,087
(REIT), 5.25%, 2/15/2026	1,125,000	1,185,111
Host Hotels & Resorts LP, (REIT), 3.875%, 4/1/2024	680,000	681,716
MGM Growth Properties Operating Partnership LP, (REIT), 4.5%, 9/1/2026	840,000	829,500
Omega Healthcare Investors, Inc., (REIT), 4.75%, 1/15/2028 (b)	1,150,000	1,119,884
SBA Communications Corp., 144A, (REIT), 4.0%, 10/1/2022	1,350,000	1,329,750
Select Income REIT:
(REIT), 4.15%, 2/1/2022	395,000	394,811
(REIT), 4.25%, 5/15/2024	395,000	387,293
VEREIT Operating Partnership LP, (REIT), 4.125%, 6/1/2021	850,000	878,361

		12,236,167

Telecommunication Services 2.4%
AT&T, Inc.:
3.4%, 5/15/2025	985,000	958,401
4.5%, 5/15/2035	840,000	827,360
5.15%, 2/14/2050	815,000	824,394
Bharti Airtel International Netherlands BV, 144A, 5.125%, 3/11/2023	900,000	943,696
Crown Castle Towers LLC, 144A, 3.222%, 5/15/2042	240,000	241,920
Deutsche Telekom International Finance BV, 144A, 2.82%, 1/19/2022	570,000	564,203
Empresa Nacional de Telecomunicaciones SA, REG S, 4.75%, 8/1/2026	750,000	774,905
Sprint Spectrum Co., LLC, 144A, 3.36%, 3/20/2023	848,438	851,619
Telefonica Emisiones SAU, 5.213%, 3/8/2047	490,000	551,854

The accompanying notes are an integral part of the financial statements.

20	Deutsche Total Return Bond Fund

	Principal Amount ($) (a)	Value ($)
Verizon Communications, Inc.:
2.625%, 8/15/2026	1,465,000	1,348,481
4.272%, 1/15/2036	610,000	604,452

		8,491,285

Utilities 2.7%
AmeriGas Partners LP, 5.5%, 5/20/2025	792,000	809,820
Calpine Corp., 144A, 5.25%, 6/1/2026	1,620,000	1,589,625
EDP Finance BV, 144A, 3.625%, 7/15/2024	930,000	928,531
Electricite de France SA, 144A, 4.75%, 10/13/2035	1,045,000	1,131,097
Enel Finance International NV, 144A, 4.75%, 5/25/2047	630,000	670,714
Exelon Corp., 5.1%, 6/15/2045	270,000	310,644
Israel Electric Corp., Ltd., Series 6, 144A, REG S, 5.0%, 11/12/2024	900,000	967,977
NRG Energy, Inc.:
144A, 5.75%, 1/15/2028	855,000	855,171
6.625%, 1/15/2027	815,000	862,270
Sempra Energy, 4.0%, 2/1/2048	400,000	394,174
Southern Co., 3.25%, 7/1/2026	590,000	570,453
Southern Power Co., Series F, 4.95%, 12/15/2046 (b)	440,000	476,711

		9,567,187
Total Corporate Bonds (Cost $206,259,225)		208,409,877

Mortgage-Backed Securities Pass-Throughs 18.0%
Federal Home Loan Mortgage Corp.:
3.5%, with various maturities from 6/1/2028 until 12/1/2047	10,790,722	10,950,287
4.5%, 12/1/2040	988,481	1,045,559
5.0%, 12/1/2040	204,969	219,674
5.5%, with various maturities from 6/1/2035 until 6/1/2039	1,750,491	1,930,179
6.0%, 11/1/2038	390,250	433,679
7.5%, 2/1/2035	240,042	269,938
Federal National Mortgage Association:
3.0%, 12/1/2042	872,458	859,935
3.5%, with various maturities from 11/1/2042 until 2/1/2048 (c)	21,646,347	21,895,342
4.0%, with various maturities from 9/1/2040 until 5/1/2047	8,744,840	9,075,587
4.5%, 11/1/2043	675,017	718,049
5.0%, with various maturities from 12/1/2039 until 11/1/2041	2,230,427	2,415,668
5.5%, with various maturities from 2/1/2031 until 2/1/2042	2,999,742	3,285,961
6.5%, with various maturities from 5/1/2023 until 4/1/2037	247,311	276,649

The accompanying notes are an integral part of the financial statements.

Deutsche Total Return Bond Fund	21

	Principal Amount ($) (a)	Value ($)
Government National Mortgage Association:
3.0%, with various maturities from 7/15/2042 until 8/15/2042	1,050,579	1,045,792
3.5%, with various maturities from 9/20/2047 until 2/1/2048 (c)	5,565,367	5,668,485
4.0%, with various maturities from 5/15/2047 until 2/1/2048 (c)	2,784,114	2,885,578
4.5%, 7/15/2040	133,686	140,810
5.5%, 6/15/2042	161,555	178,704
6.5%, with various maturities from 12/15/2023 until 7/15/2039	670,421	755,090
Total Mortgage-Backed Securities Pass-Throughs (Cost $64,821,423)		64,050,966

Asset-Backed 6.4%
Automobile Receivables 1.8%
AmeriCredit Automobile Receivables Trust, “C”, Series 2016-2, 2.87%, 11/8/2021	1,000,000	1,005,613
Avis Budget Rental Car Funding AESOP LLC, “C”, Series 2015-1A, 144A, 3.96%, 7/20/2021	2,200,000	2,200,606
Ford Credit Auto Owner Trust, “A”, Series 2014-2, 144A, 2.31%, 4/15/2026	1,500,000	1,497,146
Santander Drive Auto Receivables Trust, “B”, Series 2016-2, 2.08%, 2/16/2021	400,000	399,820
SunTrust Auto Receivables Trust, “C”, Series 2015-1A, 144A, 2.5%, 4/15/2021	1,200,000	1,190,651

		6,293,836

Credit Card Receivables 1.2%
Master Credit Card Trust II, “A”, Series 2017-1A, 144A, 2.26%, 7/21/2021	500,000	497,669
World Financial Network Credit Card Master Trust, “M”, Series 2016-A, 2.33%, 4/15/2025	4,000,000	3,884,804

		4,382,473

Miscellaneous 3.4%
Domino’s Pizza Master Issuer LLC, “A23”, Series 2017-1A, 144A, 4.118%, 7/25/2047	5,651,600	5,751,181
Galaxy CLO Ltd., “BR”, Series 2015-21A, 144A, 3.09%, 4/20/2031 (c)	1,500,000	1,500,000
Hilton Grand Vacations Trust, “B”, Series 2014-AA, 144A, 2.07%, 11/25/2026	308,969	303,292
SBA Tower Trust, “C”, Series 2014-1A, 144A, 2.898%, 10/15/2044	330,000	330,834
Taco Bell Funding LLC, “A2I”, Series 2016-1A, 144A, 3.832%, 5/25/2046	2,918,063	2,944,705

The accompanying notes are an integral part of the financial statements.

22	Deutsche Total Return Bond Fund

	Principal Amount ($) (a)	Value ($)
Wendys Funding LLC, “A2I”, Series 2018-1A, 144A, 3.573%, 3/15/2048	1,400,000	1,399,563

		12,229,575
Total Asset-Backed (Cost $22,928,932)		22,905,884

Commercial Mortgage-Backed Securities 4.6%
Banc of America Commercial Mortgage Trust, “AM”, Series 2006-3, 5.763% *, 7/10/2044	88,790	58,157
BXP Trust, “B”, Series 2017-CQHP, 144A, 1-month USD-LIBOR + 1.100%, 2.66% *, 11/15/2034	1,980,000	1,979,997
CGBAM Commercial Mortgage Trust, “A”, Series 2015-SMRT, 144A, 2.808%, 4/10/2028	1,000,000	1,002,152
Commercial Mortgage Trust, “A3”, Series 2013-CR12, 3.765%, 10/10/2046	200,000	206,739
CSAIL Commercial Mortgage Trust, “A4”, Series 2015-C4, 3.808%, 11/15/2048	1,000,000	1,033,528
FHLMC Multifamily Structured Pass-Through Certificates:
“X1”, Series K043, Interest Only, 0.546% *, 12/25/2024	7,925,433	255,591
“X1”, Series K054, Interest Only, 1.179% *, 1/25/2026	5,490,595	424,969
GS Mortgage Securities Trust:
“A4”, Series 2014-GC22, 3.587%, 6/10/2047	1,000,000	1,024,353
“AAB”, Series 2014-GC18, 3.648%, 1/10/2047	170,000	174,398
JPMBB Commercial Mortgage Securities Trust:
“A3”, Series 2014-C19, 3.669%, 4/15/2047	150,000	153,883
“A3”, Series 2015-C31, 3.801%, 8/15/2048	1,680,000	1,739,636
UBS Commercial Mortgage Trust:
“XA”, Series 2017-C7, Interest Only, 1.047%, 12/15/2050	6,297,025	481,032
“AS”, Series 2017-C7, 4.061%, 12/15/2050	2,000,000	2,050,117
Wells Fargo Commercial Mortgage Trust:
“A5”, Series 2015-LC20, 3.184%, 4/15/2050	1,000,000	990,644
“A4”, Series 2015-C27, 3.19%, 2/15/2048	2,780,000	2,763,272
“A4”, Series 2015-SG1, 3.789%, 9/15/2048	1,500,000	1,547,638
“B”, Series 2016-C33, 4.506%, 3/15/2059	500,000	521,078
Total Commercial Mortgage-Backed Securities (Cost $16,593,817)		16,407,184

Collateralized Mortgage Obligations 7.1%
Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates, “10A3”, Series 2005-10, 6.0%, 11/25/2035	244,408	149,188
Fannie Mae Connecticut Avenue Securities:
“1M1”, Series 2016-C03, 1-month USD-LIBOR + 2.000%, 3.561% * , 10/25/2028	322,171	327,469

The accompanying notes are an integral part of the financial statements.

Deutsche Total Return Bond Fund	23

	Principal Amount ($) (a)	Value ($)
“1M1”, Series 2016-C02, 1-month USD-LIBOR + 2.150%, 3.711% * , 9/25/2028	505,326	509,719
Federal Home Loan Mortgage Corp.:
“AI”, Series 3763, Interest Only, 3.5%, 6/15/2025	380,544	19,552
“PI”, Series 3773, Interest Only, 3.5%, 6/15/2025	104,622	3,969
“PI”, Series 3940, Interest Only, 4.0%, 2/15/2041	2,007,397	321,852
“UA”, Series 4298, 4.0%, 2/15/2054	230,645	222,203
“6”, Series 233, Interest Only, 4.5%, 8/15/2035	290,088	69,137
“C31”, Series 303, Interest Only, 4.5%, 12/15/2042	7,116,255	1,593,045
“C32”, Series 303, Interest Only, 4.5%, 12/15/2042	2,479,049	534,189
“MS”, Series 3055, Interest Only, 6.600% minus 1-month USD-LIBOR, 5.041% *, 10/15/2035	2,608,808	376,659
“SG”, Series 3859, Interest Only, 6.700% minus 1-month USD-LIBOR, 5.141% *, 11/15/2039	2,010,903	127,208
Federal National Mortgage Association:
“AL”, Series 2014-11, 2.5%, 11/25/2042	2,000,000	1,766,597
“KM”, Series 2012-146, 3.0%, 1/25/2043	1,775,000	1,544,393
“ZL” , Series 2017-55, 3.0%, 10/25/2046	2,035,264	1,765,178
“PZ”, Series 2016-9, 3.5%, 3/25/2046	6,034,704	5,534,379
“CE”, Series 2015-60, 3.75%, 8/25/2045	2,082,000	2,066,571
“4”, Series 406, Interest Only, 4.0%, 9/25/2040	1,277,040	266,372
“SD”, Series 2003-129, Interest Only, 7.000% minus 1-month USD-LIBOR , 5.439% *, 1/25/2024	1,063,070	74,873
“YI”, Series 2008-36, Interest Only, 7.200% minus 1-month USD-LIBOR, 5.639% *, 7/25/2036	4,210,548	630,665
“S”, Series 2003-2, Interest Only, 7.750% minus 1-month USD-LIBOR, 6.189% *, 2/25/2033	1,098,877	194,510
“SN”, Series 2003-7, Interest Only, 7.750% minus 1-month USD-LIBOR, 6.189% *, 2/25/2033	1,615,995	286,060
Government National Mortgage Association:
“BL”, Series 2013-19, 2.5%, 2/20/2043	1,120,820	1,002,635
“LM”, Series 2015-65, 3.0%, 5/20/2045	2,204,000	2,042,996
“DI”, Series 2014-102, Interest Only, 3.5%, 7/16/2029	9,773,157	887,574
“HZ”, Series 2012-56, 3.5%, 6/20/2040	1,059,665	1,026,381
“PI”, Series 2015-40, Interest Only, 4.0%, 4/20/2044	840,847	106,767
“AI”, Series 2011-94, Interest Only, 4.5%, 1/20/2039	391,992	7,441
“DI”, Series 2011-40, Interest Only, 4.5%, 12/20/2040	77,305	126
“EI”, Series 2011-162, Interest Only, 4.5%, 5/20/2040	513,793	22,974
“IP”, Series 2014-115, Interest Only, 4.5%, 2/20/2044	744,262	153,817
“PI”, Series 2014-108, Interest Only, 4.5%, 12/20/2039	1,019,742	196,613
“IN”, Series 2009-69, Interest Only, 5.5%, 8/20/2039	205,574	38,444
“IV”, Series 2009-69, Interest Only, 5.5%, 8/20/2039	667,845	115,180
“IJ”, Series 2009-75, Interest Only, 6.0%, 8/16/2039	162,221	28,694
“PI”, Series 2009-76, Interest Only, 6.0%, 3/16/2039	506,171	39,935

The accompanying notes are an integral part of the financial statements.

24	Deutsche Total Return Bond Fund

	Principal Amount ($) (a)		Value ($)
“SB”, Series 2014-81, 16.400% minus 4 x 1-month USD-LIBOR, 10.129% *, 6/20/2044		636,115	728,903
Wells Fargo Mortgage Backed Securities Trust, “1A2”, Series 2003-L, 3.592% *, 11/25/2033		287,589	290,961
Total Collateralized Mortgage Obligations (Cost $25,896,089)			25,073,229

Government & Agency Obligations 6.8%
Other Government Related (d) 0.3%
Novatek OAO, 144A, 6.604%, 2/3/2021		900,000	971,820

Sovereign Bonds 3.1%
French Republic Government Bond OAT, 144A, REG S, 1.75%, 5/25/2066	EUR	1,478,094	1,740,581
Government of Ukraine, 144A, 7.75%, 9/1/2022		1,000,000	1,089,600
Kingdom of Sweden, Series 1053, 3.5%, 3/30/2039	SEK	12,345,000	2,106,480
Oman Government International Bond, 144A, 5.625%, 1/17/2028		2,650,000	2,668,364
Republic of Argentina, 6.875%, 1/11/2048		2,140,000	2,070,450
Saudi Government International Bond:
144A, 2.375%, 10/26/2021		760,000	737,139
144A, 3.625%, 3/4/2028		665,000	650,038

			11,062,652
U.S. Government Sponsored Agency 0.6%
Federal Home Loan Mortgage Corp., 6.75%, 3/15/2031		1,500,000	2,085,153

U.S. Treasury Obligations 2.8%
U.S. Treasury Bonds:
Zero Coupon, 8/15/2042		1,325,000	647,163
2.75%, 8/15/2047		435,000	418,246
U.S. Treasury Notes:
2.125%, 9/30/2024		4,000,000	3,871,094
2.25%, 11/15/2027		5,360,000	5,144,134

			10,080,637
Total Government & Agency Obligations (Cost $24,004,864)			24,200,262

Municipal Bonds and Notes 0.5%
Kentucky, Asset/Liability Commission, General Fund Revenue, 3.165%, 4/1/2018		648,098	649,588
Nashville & Davidson County, TN, Metropolitan Government, Convention Center Authority Revenue, Build America Bonds, Series A2, 7.431%, 7/1/2043		750,000	1,025,948
Total Municipal Bonds and Notes (Cost $1,398,098)			1,675,536

The accompanying notes are an integral part of the financial statements.

Deutsche Total Return Bond Fund	25

	Principal Amount ($) (a)	Value ($)

Short-Term U.S. Treasury Obligations 1.5%
U.S. Treasury Bills:
1.18% **, 8/16/2018 (e)	2,330,000	2,309,212
1.381% **, 10/11/2018 (f)	3,000,000	2,964,627

Total Short-Term U.S. Treasury Obligations (Cost $5,286,041)		5,273,839

	Shares	Value ($)
Securities Lending Collateral 2.5%
Deutsche Government & Agency Securities Portfolio “Deutsche Government Cash Institutional Shares”, 1.25% (g) (h) (Cost $9,077,503)	9,077,503	9,077,503

Cash Equivalents 3.3%
Deutsche Central Cash Management Government Fund, 1.34% (g)	11,675,484	11,675,484
Deutsche Variable NAV Money Fund “Capital Shares”, 1.59% (g)	3,236	3,235

Total Cash Equivalents (Cost $11,678,719)		11,678,719

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $387,944,711)	109.4	388,752,999
Other Assets and Liabilities, Net	(9.4)	(33,499,216)

Net Assets	100.0	355,253,783

A summary of the Fund’s transactions with affiliated Underlying Deutsche Funds during the year ended January 31, 2018 are as follows:

Value ($) at 1/31/2017	Purchases Cost ($)	Sales Proceeds ($)	Realized Gain/ (Loss) ($)	Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of shares at 1/31/2018	Value ($) at 1/31/2018
Securities Lending Collateral 2.5%
Deutsche Government & Agency Securities Portfolio “Deutsche Government Cash Institutional Shares”, 1.25% (g) (h)
4,392,160	4,685,343	—	—	—	62,472	—	9,077,503	9,077,503
Cash Equivalents 3.3%
Deutsche Central Cash Management Government Fund, 1.34% (g)
5,510,191	204,971,695	198,806,402	—	—	57,343	—	11,675,484	11,675,484
Deutsche Variable NAV Money Fund “Capital Shares”, 1.59% (g)
—	5,003,235	5,001,318	1,318	—	3,240	—	3,236	3,235
9,902,351	214,660,273	203,807,720	1,318	—	123,055	—	20,756,223	20,756,222

The accompanying notes are an integral part of the financial statements.

26	Deutsche Total Return Bond Fund

*	Variable or floating rate security. These securities are shown at their current rate as of January 31, 2018. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description above. Certain variable rate securities are not based on a published reference rate and spread but adjust periodically based on current market conditions, prepayment of underlying positions and/or other variables.

**	Annualized yield at time of purchase; not a coupon rate.

(a)	Principal amount stated in U.S. dollars unless otherwise noted.

(b)	All or a portion of these securities were on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The value of securities loaned at January 31, 2018 amounted to $8,740,386, which is 2.5% of net assets.

(c)	When-issued, delayed delivery or forward commitment securities included.

(d)	Government-backed debt issued by financial companies or government sponsored enterprises.

(e)	At January 31, 2018, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(f)	At January 31, 2018, this security has been pledged, in whole or in part, to cover initial margin requirements for open centrally cleared contracts.

(g)	Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(h)	Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates. Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested for the year ended January 31, 2018.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

CLO: Collateralized Loan Obligation

Interest Only: Interest Only (IO) bonds represent the “interest only” portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

LIBOR: London Interbank Offered Rate

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

REIT: Real Estate Investment Trust

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal Home Loan Mortgage Corp., Federal National Mortgage Association and Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in this investment portfolio.

The accompanying notes are an integral part of the financial statements.

Deutsche Total Return Bond Fund	27

At January 31, 2018, open futures contracts sold were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Amount ($)	Notional Value ($)	Unrealized Appreciation ($)
5 Year U.S. Treasury Note	USD	3/29/2018	44	5,138,632	5,047,281	91,351
Euro-OAT French Government Bond	EUR	3/8/2018	37	7,212,102	7,025,197	186,905
U.S. Treasury Long Bond	USD	3/20/2018	2	306,605	295,625	10,980
Ultra 10 Year U.S. Treasury Note	USD	3/20/2018	162	21,622,101	21,092,906	529,598
Ultra Long U.S. Treasury Bond	USD	3/20/2018	50	8,309,334	8,096,875	212,459
Total unrealized appreciation						1,031,293

At January 31, 2018, open interest rate swap contracts were as follows:

Centrally Cleared Swaps

Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Effective/ Expiration Date	Notional Amount ($)	Currency	Value ($)	Upfront Payments Paid/ (Received) ($)	Unrealized Appreciation ($)
Fixed — 0.228% Annually	Floating — 3-Month STIBOR Quarterly	7/18/2017 7/18/2021	66,500,000	SEK	10,242	—	10,242

STIBOR: Stockholm Interbank Offered Rate; 3-month STIBOR rate at January 31, 2018 is -.444%.

As of January 31, 2018, the Fund had the following open forward foreign currency contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
SEK	16,719,000	USD	2,096,140	4/19/2018	(37,112)	Danske Bank AS
EUR	1,389,000	USD	1,710,473	4/24/2018	(23,686)	HSBC Holdings PLC
Total unrealized depreciation					(60,798)

Currency Abbreviations
EUR	Euro
SEK	Swedish Krona
USD	United States Dollar

For information on the Fund’s policy and additional disclosures regarding futures contracts, interest rate swap contracts and forward foreign currency contracts, please refer to the Derivatives section of Note A in the accompanying Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

28	Deutsche Total Return Bond Fund

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of January 31, 2018 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Fixed Income Investments (a)
Corporate Bonds	$—	$208,409,877	$—	$208,409,877
Mortgage-Backed Securities Pass-Throughs	—	64,050,966	—	64,050,966
Asset-Backed	—	22,905,884	—	22,905,884
Commercial Mortgage-Backed Securities	—	16,407,184	—	16,407,184
Collateralized Mortgage Obligations	—	25,073,229	—	25,073,229
Government & Agency Obligations	—	24,200,262	—	24,200,262
Municipal Bonds and Notes	—	1,675,536	—	1,675,536
Short Term U.S. Treasury Obligations	—	5,273,839	—	5,273,839
Short-Term Investments (a)	20,756,222	—	—	20,756,222
Derivatives (b)
Futures Contracts	$1,031,293	$—	$—	$1,031,293
Interest Rate Swap Contracts	—	10,242	—	10,242
Total	$21,787,515	$368,007,019	$—	$389,794,534
Liabilities	Level 1	Level 2	Level 3	Total
Derivatives (b)
Forward Foreign Currency Exchange Contracts	$—	$(60,798)	$—	$(60,798)
Total	$—	$(60,798)	$—	$(60,798)

There have been no transfers between fair value measurement levels during the year ended January 31, 2018.

(a)	See Investment Portfolio for additional detailed categorizations.

(b)	Derivatives include unrealized appreciation (depreciation) on open futures contracts, interest rate swap contracts, and forward foreign currency exchange contracts.

The accompanying notes are an integral part of the financial statements.

Deutsche Total Return Bond Fund	29

Statement of Assets and Liabilities

as of January 31, 2018

Assets

Investments in non-affiliated securities, at value (cost $367,188,489) — including $8,740,386 of securities loaned	$367,996,777
Investment in Deutsche Government & Agency Securities Portfolio (cost $9,077,503)*	9,077,503
Investment in affiliated Underlying Funds, at value (cost $11,678,719)	11,678,719
Cash	27,453
Foreign currency, at value (cost $2,044,563)	2,086,119
Receivable for investments sold	3,248,074
Receivable for investments sold — when issued securities	6,610,328
Receivable for Fund shares sold	170,404
Interest receivable	2,852,902
Foreign taxes recoverable	2,720
Other assets	35,020
Total assets	403,786,019

Liabilities
Payable upon return of securities loaned	9,077,503
Payable for investments purchased	4,580,863
Payable for investments purchased — when issued securities	34,221,389
Payable for Fund shares redeemed	140,950
Payable for variation margin on futures contracts	61,788
Unrealized depreciation on forward foreign currency contracts	60,798
Payable for variation margin on centrally cleared swaps	5,249
Accrued management fee	5,955
Accrued Trustees’ fees	4,696
Other accrued expenses and payables	373,045
Total liabilities	48,532,236
Net assets, at value	$355,253,783

*	Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

30	Deutsche Total Return Bond Fund

Statement of Assets and Liabilities as of January 31, 2018 (continued)

Net Assets Consist of

Undistributed net investment income	$2,524,073
Net unrealized appreciation (depreciation) on:
Investments	808,288
Swap contracts	10,242
Futures	1,031,293
Foreign currency	44,031
Forward foreign currency contracts	(60,798)
Accumulated net realized gain (loss)	(17,150,076)
Paid-in capital	368,046,730
Net assets, at value	$355,253,783

Net Asset Value
Class A
Net Asset Value and redemption price per share ($101,889,168 ÷ 9,471,108 shares of capital stock outstanding, $.01 par value, unlimited number of shares authorized)	$10.76
Maximum offering price per share (100 ÷ 95.50 of $10.76)	$11.27
Class C
Net Asset Value offering and redemption price per share ($8,966,609 ÷ 832,942 shares of capital stock outstanding, $.01 par value, unlimited number of shares authorized)	$10.76
Class R
Net Asset Value offering and redemption price per share ($389,991 ÷ 36,259 shares of capital stock outstanding, $.01 par value, unlimited number of shares authorized)	$10.76
Class S
Net Asset Value offering and redemption price per share ($150,064,893 ÷ 13,948,066 shares of capital stock outstanding, $.01 par value, unlimited number of shares authorized)	$10.76
Institutional Class
Net Asset Value offering and redemption price per share ($93,943,122 ÷ 8,767,560 shares of capital stock outstanding, $.01 par value, unlimited number of shares authorized)	$10.71

The accompanying notes are an integral part of the financial statements.

Deutsche Total Return Bond Fund	31

Statement of Operations

for the year ended January 31, 2018

Investment Income
Income:
Interest (net of foreign taxes withheld of $425)	$8,922,201
Income distributions from affiliated Underlying Funds	60,583
Securities lending income, net of borrower rebates	62,472
Total income	9,045,256
Expenses:
Management fee	1,062,216
Administration fee	241,466
Services to shareholders	313,245
Distribution and service fees	187,924
Custodian fee	24,488
Professional fees	137,745
Reports to shareholders	51,573
Registration fees	67,939
Trustees’ fees and expenses	16,049
Other	47,768
Total expenses before expense reductions	2,150,413
Expense reductions	(512,535)
Total expenses after expense reductions	1,637,878
Net investment income	7,407,378

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Sale of Non-affiliated Underlying Funds	2,745,319
Sale of Affiliated Underlying Funds	1,318
Swap contracts	(875,004)
Futures	91,011
Forward foreign currency contracts	(129,482)
Foreign currency	89,347
Payments by affiliates (see Note G)	22,414
1,944,923
Change in net unrealized appreciation (depreciation) on:
Non-affiliated investments	(1,425,216)
Swap contracts	504,165
Futures	676,344
Forward foreign currency contracts	(27,019)
Foreign currency	37,882
(233,844)
Net gain (loss)	1,711,079
Net increase (decrease) in net assets resulting from operations	$9,118,457

The accompanying notes are an integral part of the financial statements.

32	Deutsche Total Return Bond Fund

Statements of Changes in Net Assets

	Year Ended January 31,
Increase (Decrease) in Net Assets	2018	2017
Operations:
Net investment income (loss)	$7,407,378	$5,933,119
Net realized gain (loss)	1,944,923	623,927
Change in net unrealized appreciation (depreciation)	(233,844)	1,721,975
Net increase (decrease) in net assets resulting from operations	9,118,457	8,279,021
Distributions to shareholders from:
Net investment income:
Class A	(1,915,576)	(1,244,387)
Class C	(89,716)	(35,182)
Class R*	(2,836)	—
Class S	(4,177,498)	(3,283,292)
Institutional Class	(1,474,876)	(912,910)
Total distributions	(7,660,502)	(5,475,771)
Fund share transactions:
Proceeds from shares sold	20,156,138	8,397,082
Reinvestment of distributions	6,838,192	4,804,893
Payments for shares redeemed	(53,381,686)	(42,272,043)
Net assets acquired in tax-free reorganization**	177,613,794	—
Net increase (decrease) in net assets from Fund share transactions	151,226,438	(29,070,068)
Increase (decrease) in net assets	152,684,393	(26,266,818)
Net assets at beginning of year	202,569,390	228,836,208
Net assets at end of year (including undistributed net investment income of $2,524,073 and $1,731,842, respectively)	$355,253,783	$202,569,390

*	For the period from October 27, 2017 (commencement of operations of Class R) through January 31, 2018.

**	On October 27, 2017, Deutsche Core Fixed Income Fund was acquired by the Fund through a tax-free reorganization (See Note I).

The accompanying notes are an integral part of the financial statements.

Deutsche Total Return Bond Fund	33

Financial Highlights

	Years Ended January 31,
Class A	2018	2017	2016	2015	2014

Selected Per Share Data
Net asset value, beginning of period	$10.63	$10.51	$10.93	$10.76	$11.19
Income (loss) from investment operations:
Net investment income (loss)[a]	.31	.27	.30	.35	.29
Net realized and unrealized gain (loss)	.14	.10	(.42)	.14	(.43)
Total from investment operations	.45	.37	(.12)	.49	(.14)
Less distributions from:
Net investment income	(.32)	(.25)	(.30)	(.32)	(.29)
Net asset value, end of period	$10.76	$10.63	$10.51	$10.93	$10.76
Total Return (%)[b,c]	4.40	3.39	(1.17)	4.67	(1.27)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	102	51	56	64	69
Ratio of expenses before expense reductions (%)	1.07	1.13	1.10	1.08	1.06
Ratio of expenses after expense reductions (%)	.85	.88	.88	.89	.86
Ratio of net investment income (%)	2.89	2.49	2.78	3.16	2.68
Portfolio turnover rate (%)	189	264	270	317	343

[a]	Based on average shares outstanding during the period.

[b]	Total return does not reflect the effect of any sales charges.

[c]	Total return would have been lower had certain expenses not been reduced.

34	Deutsche Total Return Bond Fund

	Years Ended January 31,
Class C	2018	2017	2016	2015	2014

Selected Per Share Data
Net asset value, beginning of period	$10.63	$10.51	$10.94	$10.77	$11.19
Income (loss) from investment operations:
Net investment income[a]	.23	.18	.22	.26	.21
Net realized and unrealized gain (loss)	.14	.10	(.43)	.15	(.43)
Total from investment operations	.37	.28	(.21)	.41	(.22)
Less distributions from:
Net investment income	(.24)	(.16)	(.22)	(.24)	(.20)
Net asset value, end of period	$10.76	$10.63	$10.51	$10.94	$10.77
Total Return (%)[b,c]	3.52	2.72	(1.90)	3.79	(1.92)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	9	2	3	3	4
Ratio of expenses before expense reductions (%)	1.83	1.93	1.90	1.88	1.87
Ratio of expenses after expense reductions (%)	1.59	1.63	1.63	1.64	1.61
Ratio of net investment income (%)	2.14	1.73	2.04	2.40	1.92
Portfolio turnover rate (%)	189	264	270	317	343

[a]	Based on average shares outstanding during the period.

[b]	Total return does not reflect the effect of any sales charges.

[c]	Total return would have been lower had certain expenses not been reduced.

Deutsche Total Return Bond Fund	35

	Period Ended
Class R	1/31/18[a]

Selected Per Share Data
Net asset value, beginning of period	$10.83
Income (loss) from investment operations:
Net investment income[b]	.07
Net realized and unrealized gain (loss)	(.06)
Total from investment operations	.01
Less distributions from:
Net investment income	(.08)
Net asset value, end of period	$10.76
Total Return (%)[c]	.08	**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	390
Ratio of expenses before expense reductions (%)	1.33	*
Ratio of expenses after expense reductions (%)	1.09	*
Ratio of net investment income (%)	2.61	*
Portfolio turnover rate (%)	189	[d]

[a]	For the period from October 27, 2017 (commencement of operations) to January 31, 2018.

[b]	Based on average shares outstanding during the period.

[c]	Total return would have been lower had certain expenses not been reduced.

[d]	Represents the Fund’s portfolio turnover for the year ended January 31, 2018.

*	Annualized

**	Not annualized

36	Deutsche Total Return Bond Fund

	Years Ended January 31,
Class S	2018	2017	2016	2015	2014

Selected Per Share Data
Net asset value, beginning of period	$10.63	$10.51	$10.93	$10.76	$11.19
Income (loss) from investment operations:
Net investment income[a]	.34	.29	.32	.37	.32
Net realized and unrealized gain (loss)	.14	.10	(.41)	.15	(.44)
Total from investment operations	.48	.39	(.09)	.52	(.12)
Less distributions from:
Net investment income	(.35)	(.27)	(.33)	(.35)	(.31)
Net asset value, end of period	$10.76	$10.63	$10.51	$10.93	$10.76
Total Return (%)[b]	4.66	3.65	(.92)	4.93	(1.02)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	150	121	132	149	160
Ratio of expenses before expense reductions (%)	.83	.88	.85	.84	.83
Ratio of expenses after expense reductions (%)	.60	.63	.63	.64	.61
Ratio of net investment income (%)	3.15	2.74	3.03	3.41	2.93
Portfolio turnover rate (%)	189	264	270	317	343

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

Deutsche Total Return Bond Fund	37

	Years Ended January 31,
Institutional Class	2018	2017	2016	2015	2014

Selected Per Share Data
Net asset value, beginning of period	$10.58	$10.46	$10.89	$10.72	$11.15
Income (loss) from investment operations:
Net investment income[a]	.34	.29	.32	.34	.32
Net realized and unrealized gain (loss)	.14	.10	(.42)	.17	(.44)
Total from investment operations	.48	.39	(.10)	.51	(.12)
Less distributions from:
Net investment income	(.35)	(.27)	(.33)	(.34)	(.31)
Net asset value, end of period	$10.71	$10.58	$10.46	$10.89	$10.72
Total Return (%)[b]	4.77	3.66	(.93)	4.84	(1.03)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	94	28	38	30	7
Ratio of expenses before expense reductions (%)	.75	.77	.74	.74	.74
Ratio of expenses after expense reductions (%)	.59	.63	.63	.63	.61
Ratio of net investment income (%)	3.15	2.73	2.98	3.17	2.91
Portfolio turnover rate (%)	189	264	270	317	343

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

38	Deutsche Total Return Bond Fund

Notes to Financial Statements

A. Organization and Significant Accounting Policies

Deutsche Total Return Bond Fund (formerly Deutsche Core Plus Income Fund) (the “Fund”) is a diversified series of Deutsche Portfolio Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class B shares automatically converted to Class A shares on February 10, 2016 and are no longer offered. Class B shares were not subject to an initial sales charge and were subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors. Institutional Class shares are not subject to initial or contingent deferred sales charges and are generally available only to qualified institutions. Class R shares commenced operations on October 27, 2017. Class R shares are not subject to an initial or contingent deferred sales charge and are only available to participants in certain retirement plans.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Deutsche Total Return Bond Fund	39

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Debt securities are valued at prices supplied by independent pricing services approved by the Fund’s Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies;

40	Deutsche Total Return Bond Fund

quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund’s Investment Portfolio.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. As of period end, any securities on loan were collateralized by cash. During the year ended January 31, 2018, the Fund invested the cash collateral into a joint trading account in affiliated money market funds, managed by Deutsche Investment Management Americas Inc. As of January 31, 2018, the Fund invested the cash collateral in Deutsche Government & Agency Securities Portfolio. Deutsche Investment Management Americas Inc. receives a management/administration fee (0.14% annualized effective rate as of January 31, 2018) on the cash collateral invested in Deutsche Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Deutsche Total Return Bond Fund	41

As of January 31, 2018, the Fund had securities on loan, which were classified as corporate bonds in the Investment Portfolio. The value of the related collateral exceeded the value of the securities loaned at period end. As of period end, the remaining contractual maturity of the collateral agreements were overnight and continuous.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction it is required to hold cash or other liquid assets at least equal to the amount of the commitment. Additionally, the Fund may be required to post securities and/or cash collateral in accordance with the terms of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

42	Deutsche Total Return Bond Fund

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated, a portion of which may be recoverable. Based upon current interpretation of tax rules and regulations, estimated tax liabilities and recoveries on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

At January 31, 2018, the Fund had a net tax basis capital loss carryforward of approximately $15,712,000, $2,721,000 of Post-Enactment losses which was inherited from its merger with Deutsche Core Fixed Income Fund which may applied against realized net taxable capital gains indefinitely, including short-term losses ($1,840,000) and long-term losses ($881,000). Also, $12,991,000 of Post-Enactment losses which was generated from Deutsche Total Return Bond Fund which may applied against realized net taxable capital gains indefinitely, including short-term losses ($5,749,000) and long-term losses ($7,242,000), Capital Loss Carryforward from both Funds may be subject to certain limitations under Section 382-384 of the Internal Revenue Code.

The Fund has reviewed the tax positions for the open tax years as of January 31, 2018 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund are declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to premium amortization on debt securities, forward currency contracts, futures contracts, swap contracts, recognition of certain foreign currency gains (losses) as ordinary income (loss), certain securities sold at a loss and expired capital loss carryforwards. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Deutsche Total Return Bond Fund	43

At January 31, 2018, the Fund’s components of distributable earnings (accumulated losses) on a net tax basis were as follows:

Undistributed ordinary income*	$2,463,275
Capital loss carryforwards	$(15,712,000)
Net unrealized appreciation (depreciation) on investments	$399,602

At January 31, 2018, the aggregate cost of investments for federal income tax purposes was $388,363,639. The net unrealized appreciation for all investments based on tax cost was $399,602. This consisted of aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost of $6,565,654 and aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value of $6,166,052.

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended January 31,
	2018	2017
Distributions from ordinary income*	$7,660,502	$5,475,771

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis, net of foreign withholding taxes. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments. All premiums and discounts are amortized/accreted for financial reporting purposes.

44	Deutsche Total Return Bond Fund

B. Derivative Instruments

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on the notional amount of the swap. A bilateral swap is a transaction between the Fund and a counterparty where cash flows are exchanged between the two parties. A centrally cleared swap is a transaction executed between the Fund and a counterparty, then cleared by a clearing member through a central clearinghouse. The central clearinghouse serves as the counterparty, with whom the Fund exchanges cash flows.

The value of a swap is adjusted daily, and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Gains or losses are realized when the swap expires or is closed. Certain risks may arise when entering into swap transactions including counterparty default; liquidity; or unfavorable changes in interest rates or the value of the underlying reference security, commodity or index. In connection with bilateral swaps, securities and/or cash may be identified as collateral in accordance with the terms of the swap agreement to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the swap, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. Upon entering into a centrally cleared swap, the Fund is required to deposit with a financial intermediary cash or securities (“initial margin”) in an amount equal to a certain percentage of the notional amount of the swap. Subsequent payments (“variation margin”) are made or received by the Fund dependent upon the daily fluctuations in the value of the swap. In a centrally cleared swap transaction, counterparty risk is minimized as the central clearinghouse acts as the counterparty.

An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations.

Interest rate swaps are agreements in which the Fund agrees to pay to the counterparty a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund agrees to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment. The payment obligations are based on the notional amount of the swap.

Deutsche Total Return Bond Fund	45

For the year ended January 31, 2018, the Fund entered into interest rate swap agreements to gain exposure to different parts of the yield curve while managing overall duration.

A summary of the open interest rate swap contracts as of January 31, 2018 is included in a table following the Fund’s Investment Portfolio. For the year ended January 31, 2018, the investment in interest rate swap contracts had a total USD equivalent notional amount generally indicative of a range from $7,943,000 to approximately $49,708,000.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the year ended January 31, 2018, the Fund invested in interest rate futures to gain exposure to different parts of the yield curve while managing overall duration.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities (“initial margin”) in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments (“variation margin”) are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange’s clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund’s ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts recognized in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of January 31, 2018 is included in a table following the Fund’s Investment Portfolio. For the year ended January 31, 2018, the investment in futures contracts purchased had a total notional value generally indicative of a range from $0 to approximately $33,176,000, and the investment in futures contracts sold had a total notional value generally indicative of a range from approximately $22,090,000 to $43,255,000.

Forward Foreign Currency Contracts. A forward foreign currency exchange contract (“forward currency contract”) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the year ended January 31, 2018, the Fund entered into forward

46	Deutsche Total Return Bond Fund

currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities. The Fund also entered into forward currency contracts for non-hedging purposes to seek to enhance potential gains.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward currency contracts as of January 31, 2018 is included in a table following the Fund’s Investment Portfolio. For the year ended January 31, 2018, the investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from approximately $2,387,000 to $39,540,000, and the investment in forward currency contracts long vs. U.S. dollars had a total contract value generally indicative of a range from $0 to approximately $23,402,000. The investment in forward currency contracts long vs. other foreign currencies sold had a total contract value generally indicative of a range from $0 to approximately $38,468,000.

The following tables summarize the value of the Fund’s derivative instruments held as of January 31, 2018 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Asset Derivatives	Futures Contracts	Swap Contracts	Total
Interest Rate Contracts (a)	$1,031,293	$10,242	$1,041,535

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a)	Includes cumulative appreciation of futures and centrally cleared swap contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

Liability Derivatives	Forward Contracts
Foreign Exchange Contracts (b)	$(60,798)

Deutsche Total Return Bond Fund	47

The above derivative is located in the following Statement of Assets and Liabilities accounts:

(b)	Unrealized depreciation on forward foreign currency contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended January 31, 2018 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Futures Contracts	Swap Contracts	Forward Contracts	Total
Interest Rate Contracts (e)	$91,011	$(875,004)	$—	$(783,993)
Foreign Exchange Contracts (f)	—	—	(129,482)	(129,482)
	$91,011	$(875,004)	$(129,482)	$(913,475)

Each of the above derivatives is located in the following Statement of Operations accounts:

(e)	Net realized gain (loss) from futures and swap contracts, respectively
(f)	Net realized gain (loss) from forward foreign currency contracts

Change in Net Unrealized Appreciation (Depreciation)	Futures Contracts	Swap Contracts	Forward Contracts	Total
Interest Rate Contracts (g)	$676,344	$504,165	$—	$1,180,509
Foreign Exchange Contracts (h)	—	—	(27,019)	(27,019)
	$676,344	$504,165	$(27,019)	$1,153,490

Each of the above derivatives is located in the following Statement of Operations accounts:

(g)	Change in net unrealized appreciation (depreciation) on futures and swap contracts, respectively
(h)	Change in net unrealized appreciation (depreciation) of forward foreign currency contracts

As of January 31, 2018, the Fund has transactions subject to enforceable master netting agreements which govern the terms of certain transactions, and reduce the counterparty risk associated with such transactions. Master netting agreements allow a Fund to close out and net total exposure to a counterparty in the event of a deterioration in the credit quality or contractual default with respect to all of the transactions with a counterparty. As defined by the master netting agreement, the Fund may have collateral agreements with certain counterparties to mitigate risk. For financial reporting purposes the Statement of Assets and Liabilities generally shows derivatives assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting. A reconciliation of the gross amounts on the Statement of Assets and

48	Deutsche Total Return Bond Fund

Liabilities to the net amounts by a counterparty, including any collateral exposure, is included in the following tables:

Counterparty	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Pledged	Net Amount of Derivative Liabilities
Danske Bank AS	$37,112	$—	$—	$37,112
HSBC Holdings PLC	23,686	—	—	23,686
	$60,798	$—	$—	$60,798

C. Purchases and Sales of Securities

During the year ended January 31, 2018, purchases and sales of investment securities (excluding short-term investments and U.S. Treasury obligations) aggregated $400,485,306 and $377,562,836, respectively. Purchases and sales of U.S. Treasury obligations aggregated $76,737,022 and $99,052,397, respectively.

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of Deutsche Bank, AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

For the period from February 1, 2017 through October 29, 2017, pursuant to the Investment Management Agreement with the Advisor, the Fund paid a monthly management fee based on the Fund’s average daily net assets accrued daily and payable monthly, at the following annual rates:

First $250 million of the Fund’s average daily net assets	.465%
Next $750 million of such net assets	.435%
Next $1.5 billion of such net assets	.415%
Next $2.5 billion of such net assets	.395%
Next $2.5 billion of such net assets	.365%
Next $2.5 billion of such net assets	.345%
Next $2.5 billion of such net assets	.325%
Over $12.5 billion of such net assets	.315%

Effective October 30, 2017, pursuant to an amendment to the Investment Management Agreement with the Advisor, the Fund pays a monthly

Deutsche Total Return Bond Fund	49

management fee based on the Fund’s average daily net assets accrued daily and payable monthly, at the following annual rates:

First $1.5 billion of the Fund’s average daily net assets	.400%
Next $1.75 billion of such net assets	.385%
Next $1.75 billion of such net assets	.370%
Next $2.5 billion of such net assets	.355%
Next $2.5 billion of such net assets	.345%
Next $2.5 billion of such net assets	.325%
Over $12.5 billion of such net assets	.315%

Accordingly, for the year ended January 31, 2018, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.44% of the Fund’s average daily net assets.

For the period from February 1, 2017 through September 30, 2017, the Advisor had contractually agreed to waive all or a portion of its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	.85%
Class C	1.60%
Class S	.60%
Institutional Class	.60%

Effective October 1, 2017 through September 30, 2018 and for the period from October 27, 2017 (commencement of operations) through October 31, 2018 for Class R shares, the Advisor has contractually agreed to waive all or a portion of its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	.84%
Class C	1.59%
Class R	1.09%
Class S	.59%
Institutional Class	.59%

For the year ended January 31, 2018 and for the period from October 27, 2017 (commencement of operations) to January 31, 2018 for Class R

50	Deutsche Total Return Bond Fund

shares, fees waived and/or expenses reimbursed for each class are as follows:

Class A	$140,052
Class C	9,248
Class R	240
Class S	294,133
Institutional Class	68,862
$512,535

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee”) of 0.10% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended January 31, 2018, the Administration Fee was $241,466, of which $30,421 is unpaid.

Service Provider Fees. DWS Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended January 31, 2018 and for the period from October 27, 2017 (commencement of operations) to January 31, 2018 for Class R shares, the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at January 31, 2018
Class A	$37,184	$7,555
Class C	2,090	559
Class R	38	38
Class S	110,803	18,066
Institutional Class	1,379	518
	$151,494	$26,736

Distribution and Service Fees. Under the Fund’s Class C and R 12b-1 Plans, DWS Distributors, Inc. (“DDI”), an affiliate of the Advisor, receives a fee (“Distribution Fee”) of 0.75% of average daily net assets of Class C shares and 0.25% of average daily net asset of Class R shares. In accordance with the Fund’s Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class C shares. For the year ended January 31, 2018 and for the period from October 27, 2017

Deutsche Total Return Bond Fund	51

(commencement of operations) to January 31, 2018 for Class R shares, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at January 31, 2018
Class C	$29,307	$5,767
Class R	249	88
	$29,556	$5,855

In addition, DDI provides information and administrative services for a fee (“Service Fee”) to Class A, C and R shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended January 31, 2018 and for the period from October 27, 2017 (commencement of operations) to January 31, 2018 for Class R shares, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at January 31, 2018	Annual Rate
Class A	$148,642	$44,300	.23%
Class C	9,482	3,912	.24%
Class R	244	229	.25%
	$158,368	$48,441

Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended January 31, 2018 aggregated $1,701.

In addition, DDI receives any contingent deferred sales charge (“CDSC”) from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is 1% of the value of the shares redeemed for Class C shares. For the year ended January 31, 2018, the CDSC for Class C shares aggregated $374. A deferred sales charge of up to 0.85% is assessed on certain redemptions of Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing certain pre-press and regulatory filing services to the Fund. For the year ended January 31, 2018, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $23,257, of which $16,445 is unpaid.

Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

52	Deutsche Total Return Bond Fund

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Deutsche Central Cash Management Government Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Deutsche Central Cash Management Government Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Deutsche Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in Deutsche Variable NAV Money Fund.

Security Lending Fees. Deutsche Bank AG serves as lending agent for the Fund. For the year ended January 31, 2018, the Fund incurred lending agent fees to Deutsche Bank AG for the amount of $4,702.

E. Line of Credit

The Fund and other affiliated funds (the “Participants”) share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at January 31, 2018.

Deutsche Total Return Bond Fund	53

F. Fund Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended January 31, 2018		Year Ended January 31, 2017
	Shares	Dollars	Shares	Dollars

Shares sold
Class A	500,550	$5,412,353	198,764	$2,127,772
Class C	76,962	832,360	22,259	236,338
Class R**	707	7,652	—	—
Class S	1,092,883	11,733,613	379,258	4,060,253
Institutional Class	201,643	2,170,160	185,477	1,972,719
		$20,156,138		$8,397,082
	Shares	Dollars	Shares	Dollars

Shares issued to shareholders in reinvestment of distributions
Class A	160,355	$1,730,346	103,968	$1,108,340
Class C	7,955	85,947	2,969	31,663
Class R**	263	2,836	—	—
Class S	329,122	3,550,406	258,122	2,751,980
Institutional Class	136,664	1,468,657	86,012	912,910
		$6,838,192		$4,804,893

Shares redeemed
Class A	(1,278,733)	$(13,804,543)	(830,670)	$(8,854,680)
Class B	—	—	(55)*	(578)*
Class C	(147,845)	(1,598,886)	(68,075)	(728,544)
Class R**	(225)	(2,432)	—	—
Class S	(2,335,962)	(25,166,459)	(1,820,094)	(19,473,619)
Institutional Class	(1,187,026)	(12,809,366)	(1,241,460)	(13,214,622)
		$(53,381,686)		$(42,272,043)

Shares issued in tax-free reorganization***
Class A	5,314,202	$57,554,704	—	$—
Class C	697,071	7,556,230	—	—
Class R**	35,514	384,608	—	—
Class S	3,439,685	37,251,217	—	—
Institutional Class	6,938,844	74,867,035	—	—
		$177,613,794		$—

54	Deutsche Total Return Bond Fund

	Year Ended January 31, 2018		Year Ended January 31, 2017
	Shares	Dollars	Shares	Dollars

Net increase (decrease)
Class A	4,696,374	$50,892,860	(527,938)	$(5,618,568)
Class B	—	—	(55)*	(578)*
Class C	634,143	6,875,651	(42,847)	(460,543)
Class R**	36,259	392,664	—	—
Class S	2,525,728	27,368,777	(1,182,714)	(12,661,386)
Institutional Class	6,090,125	65,696,486	(969,971)	(10,328,993)
		$151,226,438		$(29,070,068)

*	For the period from February 1, 2016 to February 10, 2016 (see Note A).
**	For the period from October 27,2017 (commencement of operations of Class R) to January 31, 2018.
***	On October 27, 2017, Deutsche Core Fixed Income Fund was acquired by the Fund through a tax-free reorganization (See Note I).

G. Payment by Affiliate

During the year ended January 31, 2018, the Advisor agreed to reimburse the Fund $22,414 for a loss incurred on a trade executed incorrectly. The amount reimbursed was less than 0.01% of the Fund’s average net assets, thus having no impact on the Fund’s total return.

H. Fund Name and Strategy Change

On October 27, 2017, Deutsche Core Plus Income Fund was renamed Deutsche Total Return Bond Fund. The Fund’s principal investment strategy also changed so that under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in bonds of any maturity.

I. Acquisition of Assets

On October 27, 2017, the Fund acquired all of the net assets of Deutsche Core Fixed Income Fund pursuant to a plan of reorganization approved by the Board of Trustees. The acquisition was accomplished by a tax-free exchange of 5,679,180 Class A shares, 745,560 Class C shares, 37,767 Class R shares, 3,678,463 Class S shares and 7,388,742 Institutional Class shares of Deutsche Core Fixed Income Fund for 5,314,202 Class A shares, 697,071 Class C shares, 35,514 Class R shares, 3,439,685 Class S shares and 6,938,844 Institutional Class shares of the Fund, respectively, outstanding on October 27, 2017. Deutsche Core Fixed Income Fund’s net assets at that date, $177,613,794 including $2,685,451 of net unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were

Deutsche Total Return Bond Fund	55

$194,483,421. The combined net assets of the Fund immediately following the acquisition were $372,097,215.

The financial statements reflect the operations of the Funds for the period prior to the acquisition and the combined fund for the period subsequent to the fund merger. Assuming the acquisition having been completed on February 1, 2017, the Fund’s pro forma results of operations for the year ended January 31, 2018 are as follows:

Net investment income	$10,212,877
Net gain (loss) on investments	$5,474,358
Net increase (decrease) in net assets resulting from operations	$15,687,235

Because the combined investment portfolio has been managed as a single integrated Fund since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Deutsche Core Fixed Income Fund that have been included in the Fund’s Statement of Operations since October 27, 2017.

56	Deutsche Total Return Bond Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Deutsche Portfolio Trust and

Shareholders of Deutsche Total Return Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Deutsche Total Return Bond Fund (formerly Deutsche Core Plus Income Fund) (one of the funds constituting Deutsche Portfolio Trust, referred to hereafter as the “Fund”) as of January 31, 2018, the related statement of operations for the year ended January 31, 2018, the statement of changes in net assets for each of the two years in the period ended January 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of January 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended January 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Deutsche Total Return Bond Fund	57

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of January 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

March 23, 2018

We have served as the auditor of one or more investment companies in the Deutsche family of funds since 1930.

58	Deutsche Total Return Bond Fund

Information About Your Fund’s Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (August 1, 2017 to January 31, 2018).

The tables illustrate your Fund’s expenses in two ways:

–	Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

–	Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, B, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, B, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

Deutsche Total Return Bond Fund	59

Expenses and Value of a $1,000 Investment for the six months ended January 31, 2018 (Unaudited)

Actual Fund Return	Class A	Class C	Class R*	Class S	Institutional Class
Beginning Account Value 8/1/17	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 1/31/18	$1,009.40	$1,004.60	$999.90	$1,010.60	$1,010.60
Expenses Paid per $1,000**	$4.25	$8.03	$2.90	$2.99	$2.99

Hypothetical 5% Fund Return	Class A	Class C	Class R	Class S	Institutional Class
Beginning Account Value 8/1/17	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 1/31/18	$1,020.97	$1,017.19	$1,019.71	$1,022.23	$1,022.23
Expenses Paid per $1,000**	$4.28	$8.08	$5.55	$3.01	$3.01

*	For the period from October 27, 2017 (commencement of operations of Class R) to January 31, 2018.
**	Expenses (hypothetical expenses if Class R had been in existence from August 1, 2017) are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class C	Class R	Class S	Institutional Class
Deutsche Total Return Bond Fund	.84%	1.59%	1.09%	.59%	.59%

For more information, please refer to the Fund’s prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Tax Information	(Unaudited)

A total of 3% of the dividends distributed during the fiscal year was derived from interest on U.S. government securities, which is generally exempt from state income tax.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

60	Deutsche Total Return Bond Fund

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of Deutsche Total Return Bond Fund’s (the “Fund”) investment management agreement (the “Agreement”) with Deutsche Investment Management Americas Inc. (“DIMA”) in September 2017.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

–	During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).

–	The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant”). Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

–	The Board also received extensive information throughout the year regarding performance of the Fund.

–The	Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

–	In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund.

Deutsche Total Return Bond Fund	61

The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund’s shareholders. DIMA is part of Deutsche Bank AG’s (“Deutsche Bank”) Asset Management (“Deutsche AM”) division. Deutsche AM is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2016, the Fund’s performance (Class A shares) was in the 2nd quartile, 3rd quartile and 3rd quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one- and five-year periods and has underperformed its benchmark in the three-year period ended December 31, 2016.

62	Deutsche Total Return Bond Fund

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were higher than the median (3rd quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2016). The Board considered that the Fund would implement new management fee breakpoints to accommodate the merger of Deutsche Core Fixed Income Fund into the Fund to be effective on or about October 30, 2017. The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be higher than the median (3rd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2016, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses”). The Board also reviewed data comparing other share classes’ total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable Deutsche U.S. registered funds (“Deutsche Funds”) and considered differences between the Fund and the comparable Deutsche Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“Deutsche Europe funds”) managed by Deutsche AM. The Board noted that DIMA indicated that Deutsche AM manages a Deutsche Europe fund comparable to the Fund, but does not manage any comparable institutional accounts. The Board took note of the differences in services provided to Deutsche Funds as compared to Deutsche Europe funds and that such differences made comparison difficult.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the Deutsche Funds, as well as estimates of the pre-tax profits

Deutsche Total Return Bond Fund	63

attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the Deutsche Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

64	Deutsche Total Return Bond Fund

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Advisory Agreement Amendment

At a meeting held in July 2017, the Board of Trustees, all members of which are Independent Trustees, approved an amendment to the Fund’s Agreement to adopt a revised management fee schedule under the Agreement with the effect of lowering the Fund’s fees. The revised management fee schedule took effect upon the completion of the proposed merger of the Deutsche Core Fixed Income Fund into the Fund (the “Merger”) on October 30, 2017.

In connection with its review of the amendment in July 2017, the Board noted that it most recently approved the renewal of the Agreement pursuant to a process that concluded in September 2016. The Board also received a report from a fee consultant retained by the Board regarding the proposed fees for the Fund following the Merger. In addition, the Board considered:

–	With the exception of the revised management fee schedule, the terms of the Agreement remained the same.

–	DIMA’s statement that there would be no reduction in services to the Fund as a result of the revised management fee schedule.

Based on all of the information considered, the Board concluded that the revised management fee schedule was reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA. The Board unanimously determined that approval of the revised management fee schedule was in the best interests of the Fund.

Deutsche Total Return Bond Fund	65

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Fund. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Keith R. Fox, Deutsche Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Fund. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	89	—
Kenneth C. Froewiss (1945) Vice Chairperson since 2017, and Board Member since 2001	Retired Clinical Professor of Finance, NYU Stern School of Business (1997–2014); Member, Finance Committee, Association for Asian Studies (2002–2017); Director, Mitsui Sumitomo Insurance Group (US) (2004–present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	92	—

66	Deutsche Total Return Bond Fund

Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.[2] (population well-being and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); Enron Corporation; FNB Corporation; Tokheim Corporation; First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International. Not-for-Profit Director, Trustee: Palm Beach Civic Association; Public Radio International; Window to the World Communications (public media); Harris Theater for Music and Dance (Chicago)	89	Portland General Electric[2] (utility company) (2003– present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); The Pew Charitable Trusts (charitable organization); Massachusetts Humane Society; American Documentary, Inc. (public media); Overseer of the New England Conservatory; former Directorships: Becton Dickinson and Company[2] (medical technology company); Belo Corporation[2] (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College; North Bennett Street School (Boston)	89	—
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene’s (retail) (1978–1988). Directorships: Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	89	—

Deutsche Total Return Bond Fund	67

Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Independent Directors Council (former chair); Investment Company Institute (executive committee); Adjunct Professor, University of Denver Law School (2017–present); formerly: Chairman of Education Committee of Independent Directors Council; Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Knoebel Institute for Healthy Aging, University of Denver (2017–present); former Directorships: Prisma Energy International; Denver Zoo Foundation (2012–2018)	89	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	89	Director, Aberdeen Singapore and Japan Funds (since 2007); Independent Director of Barclays Bank Delaware (since September 2010)
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	89	—
Rebecca W. Rimel (1951) Board Member since 1995	President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994–present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	89	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc.[2] (health care) (2009– present)

68	Deutsche Total Return Bond Fund

Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	89	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996); former Directorships: The William and Flora Hewlett Foundation (charitable organization) (2000–2015); Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	89	—

Officers[4]
Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[6,9] (1974) President and Chief Executive Officer, 2017–present Assistant Secretary, 2013–present	Managing Director,[3] DWS; formerly: Vice President for the Deutsche funds (2016–2017)
John Millette[8] (1962) Vice President and Secretary, 1999–present	Director,[3] DWS; Chief Legal Officer, Deutsche Investment Management Americas Inc. (2015–present); and Director and Vice President, Deutsche AM Trust Company (since 2016); formerly: Secretary, Deutsche Investment Management Americas Inc. (2015–2017)
Paul H. Schubert[6] (1963) Chief Financial Officer, 2004–present Treasurer, 2005–present	Managing Director,[3] DWS, and Chairman, Director and President, Deutsche AM Trust Company (since 2013); Vice President, DWS Distributors, Inc. (since 2016); Director, DWS Service Company (since 2017); Director and President, DB Investment Managers, Inc. (since 2017); formerly: Director, Deutsche AM Trust Company (2004–2013)
Caroline Pearson[8] (1962) Chief Legal Officer, 2010–present	Managing Director,[3] DWS; formerly: Secretary, Deutsche AM Distributors, Inc. (2016-2017); and Secretary, Deutsche AM Service Company (2016-2017)
Scott D. Hogan[8] (1970) Chief Compliance Officer, 2016–present	Director,[3] DWS

Deutsche Total Return Bond Fund	69

Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Wayne Salit[7] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,[3] DWS; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Sheila Cadogan[8] (1966) Assistant Treasurer, since July 12, 2017	Director,[3] DWS
Paul Antosca[8] (1957) Assistant Treasurer, 2007–present	Director,[3] DWS
Diane Kenneally[8] (1966) Assistant Treasurer, 2007–present	Director,[3] DWS

[1]	The length of time served represents the year in which the Board Member joined the board of one or more Deutsche funds currently overseen by the Board.

[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

[3]	Executive title, not a board directorship.

[4]	As a result of their respective positions held with the Advisor, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.

[5]	The length of time served represents the year in which the officer was first elected in such capacity for one or more Deutsche funds.

[6]	Address: 345 Park Avenue, New York, NY 10154.

[7]	Address: 60 Wall Street, New York, NY 10005.

[8]	Address: One International Place, Boston, MA 02110.

[9]	Appointed President and Chief Executive Officer effective December 1, 2017.

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

70	Deutsche Total Return Bond Fund

Account Management Resources

For More Information

The automated telephone system allows you to access personalized account information and obtain information on other Deutsche funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial advisor. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:

(800) 728-3337

Web Site

dws.com

View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.

Obtain prospectuses and applications, news about Deutsche funds, insight from DWS economists and investment specialists and access to Deutsche fund account information.

Written Correspondence	DWS PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The Fund’s policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Fund’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings	Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC’s Web site at sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330. The Fund’s portfolio holdings are also posted on dws.com from time to time. Please see the Fund’s current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: DWS Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

Deutsche Total Return Bond Fund	71

Investment Management

Deutsche Investment Management Americas Inc. (“DIMA” or the “Advisor”), which is part of DWS, is the investment advisor for the Fund. DIMA and its predecessors have more than 90 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.

	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	SZIAX	SZICX	SCSBX	SZIIX
CUSIP Number	25157W 107	25157W 305	25157W 404	25157W 503
Fund Number	463	763	2063	1463

For shareholders of Class R
Automated Information Line	DWS/Ascensus Plan Access (800) 728-3337 24-hour access to your retirement plan account.
Web Site

dws.com

Obtain prospectuses and applications, news about Deutsche funds, insight from DWS economists and investment specialists and access to Deutsche fund account information.

Log in/register to manage retirement account assets at
https://www.mykplan.com/participantsecure_net/login.aspx.

For More Information	(800) 728-3337 To speak with a service representative.
Written Correspondence	DWS Service Company 222 South Riverside Plaza Chicago, IL 60606-5806
Nasdaq Symbol	SZIRX
CUSIP Number	25157W 842
Fund Number	1563

72	Deutsche Total Return Bond Fund

DCPIF-2

(R-026258-7 3/18)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. Paul K. Freeman, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

deutsche Total Return Bond Fund
form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended January 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2018	$105,178	$0	$0	$0
2017	$102,632	$0	$0	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended January 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2018	$0	$0	$0
2017	$0	$52,339	$0

The “Tax Fees Billed to the Advisor” were billed for services associated with foreign tax filings.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended January 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2018	$0	$0	$0	$0
2017	$0	$52,339	$0	$52,339

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2017 and 2018 financial statements, the Fund entered into an engagement letter with PwC. The terms of the engagement letter required by PwC, and agreed to by the Fund’s Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or the services provided there-under.

***

1.)       In a letter provided to the Audit Committee pursuant to PCAOB Rule 3526 and dated July 19, 2016, PwC informed the Audit Committee that PwC had identified circumstances where PwC maintains lending relationships with owners of greater than 10% of the shares of certain investment companies within the “investment company complex” as defined under Rule 2-01(f)(14) of Regulation S-X. PwC informed the Audit Committee that these lending relationships are inconsistent with the SEC Staff’s interpretation of Rule 2-01(c)(l)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”).

The Loan Rule specifically provides that an accounting firm would not be independent if it receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities. For purposes of the Loan Rule, audit clients include the Fund as well as all registered investment companies advised by Deutsche Investment Management Americas Inc. (the “Adviser”), the Fund’s investment adviser, and its affiliates, including other subsidiaries of the Adviser’s parent company, Deutsche Bank AG (collectively, the “Deutsche Funds Complex”). PwC’s lending relationships affect PwC’s independence under the SEC Staff’s interpretation of the Loan Rule with respect to all investment companies in the Deutsche Funds Complex.

In its July 19, 2016 letter, PwC affirmed to the Audit Committee that, as of the date of the letter, PwC is an independent accountant with respect to the Fund, within the meaning of PCAOB Rule 3520. In its letter, PwC also informed the Audit Committee that, after evaluating the facts and circumstances and the applicable independence rules, PwC has concluded that with regard to its compliance with the independence criteria set forth in the rules and regulations of the SEC related to the Loan Rule, it believes that it remains objective and impartial despite matters that may ultimately be determined to be inconsistent with these criteria and therefore it can continue to serve as the Fund’s independent registered public accounting firm. PwC informed the Audit Committee that its conclusion was based on a number of factors, including, among others, PwC’s belief that the lenders are not able to impact the impartiality of PwC or assert any influence over the investment companies in the Deutsche Funds Complex whose shares the lenders own or the applicable investment company’s investment adviser; and the lenders receive no direct benefit from their ownership of the investment companies in the Deutsche Funds Complex in separate accounts maintained on behalf of their insurance contract holders. In addition, the individuals at PwC who arranged PwC’s lending relationships have no oversight of, or ability to influence, the individuals at PwC who conducted the audits of the Fund’s financial statements.

On June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to similar Loan Rule issues as those described above. In that letter, the SEC Staff confirmed that it would not recommend enforcement action against an investment company that relied on the audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. The circumstances described in the no-action letter appear to be substantially similar to the circumstances that affected PwC’s independence under the Loan Rule with respect to the Fund. PwC confirmed to the Audit Committee that it meets the conditions of the no-action letter.

2.)       In a letter provided to the Audit Committee pursuant to PCAOB Rule 3526 and dated January 12, 2018, PwC informed the Audit Committee that PwC had identified circumstances where (1) a covered person within PwC that provided non-audit services to an entity within the “investment company complex” as defined under Rule 2-01(f)(14) of Regulation S-X maintained a financial relationship with an investment company within the investment company complex in contradiction of Rule 2-01(c)(1)(i)(A) of Regulation S-X and (2) PwC maintains lending relationships with owners of greater than 10% of the shares of certain investment companies within the investment company complex that are inconsistent with the SEC Staff’s interpretation of Rule 2-01(c)(l)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”).

Covered Person Matter: In its January 12, 2018 letter, PwC advised the Audit Committee that after consideration of the facts and circumstances and the applicable independence rules, PwC concluded that a reasonable investor with knowledge of all relevant facts and circumstances would conclude that PwC is capable of exercising objective and impartial judgment on all issues encompassed within its audit of the financial statements of the Fund. In the letter, PwC also affirmed to the Audit Committee that, as of the date of the letter, PwC is an independent accountant with respect to the Fund, within the meaning of PCAOB Rule 3520. In assessing this matter, PwC indicated that, upon detection of the breach, the PwC covered person was removed from the non-audit engagement and that, among other things, the breach (i) did not relate to financial relationships directly in the Fund, (ii) did not involve a professional who was part of the audit engagement team for the Fund or in a position to influence the audit engagement team, (iii) involved a professional whose non-audit services were not and will not be utilized or relied upon by the audit engagement team in the audit of the financial statements of the Fund and (iv) involved a professional that did not provide any consultation to the audit engagement team of the Fund.

Loan Rule Matter: The Loan Rule specifically provides that an accounting firm would not be independent if it receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities. For purposes of the Loan Rule, audit clients include the Fund as well as all registered investment companies advised by Deutsche Investment Management Americas Inc. (the “Adviser”), the Fund’s investment adviser, and its affiliates, including other subsidiaries of the Adviser’s parent company, Deutsche Bank AG (collectively, the “Deutsche Funds Complex”). PwC’s lending relationships affect PwC’s independence under the SEC Staff’s interpretation of the Loan Rule with respect to all investment companies in the Deutsche Funds Complex.

In its January 12, 2018 letter, PwC affirmed to the Audit Committee that, as of the date of the letter, PwC is an independent accountant with respect to the Fund, within the meaning of PCAOB Rule 3520. In its letter, PwC also informed the Audit Committee that PwC has concluded that with regard to its compliance with the independence criteria set out in the rules and regulations of the SEC related to the Loan Rule, it believes that it remains objective and impartial despite matters that may ultimately be determined to be inconsistent with these criteria, and therefore it can continue to serve as the Fund’s independent registered public accounting firm. PwC informed the Audit Committee that its conclusion was based on a number of factors, including, among others, (i) PwC’s belief that it is unlikely the lenders would have any interest in the outcome of the audit of the Fund and therefore would not seek to influence the outcome of the audit, (ii) no third party made an attempt to influence the outcome of the audit of the Fund and even if an attempt was made, PwC professionals are required to disclose any relationships that may raise issues about objectivity, confidentiality, independence, conflicts of interest or favoritism, and (iii) the lenders typically lack influence over the investment adviser, who controls the management of the Fund.

On June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to similar Loan Rule issues as those described above. In that letter, the SEC Staff confirmed that it would not recommend enforcement action against an investment company that relied on the audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. The circumstances described in the no-action letter appear to be substantially similar to the circumstances that affected PwC’s independence under the Loan Rule with respect to the Fund. PwC represented that it has complied with PCAOB Rule 3526(b)(1) and (2), which are conditions to the Fund relying on the no action letter, and affirmed that it is an independent accountant within the meaning of PCAOB Rule 3520.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, Deutsche Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

ITEM 13.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche Total Return Bond Fund, a series of Deutsche Portfolio Trust

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	3/30/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	3/30/2018

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	3/30/2018